PART B.  STATEMENT OF ADDITIONAL INFORMATION

AFL-CIO
HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037

(202) 331-8055
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STATEMENT OF ADDITIONAL INFORMATION
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This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the American Federation of Labor and Congress of Industrial Organization Housing Investment Trust (“HIT”), dated April 30, 2013 (“Prospectus”), and the 2012 Annual Report to participants (“2012 Annual Report”), which have been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, from the HIT by calling collect 202-331-8055, by visiting www.aflcio-hit.com or by writing to 2401 Pennsylvania, N.W., Suite 200, Washington, D.C. 20037.  This SAI incorporates by reference the Prospectus and the financial statements contained in the 2012 Annual Report.

The date of this SAI is April 30, 2013.

TABLE OF CONTENTS

HISTORY	1
GENERAL	1
EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT	1
Non-diversification	1
Redemption Restrictions	1
DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS	2
GENERAL	2
THE HIT’S INVESTMENTS AND STRATEGIES	2
Federally Insured or Guaranteed Mortgage Securities	3
Fannie Mae and Freddie Mac Securities	4
Additional Information on Certain Securities with GSE and Federal Backing	5
State and Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans For Projects Which Meet Specified Underwriting Requirements	5
1. State and Local Government Credit-Enhanced Mortgage Securities	5
2. Privately Credit-Enhanced Mortgage Securities	7
3. Credit-Enhanced Bridge Loans	8
4. Mortgage Loans for Projects Which Meet Specified Underwriting Criteria or Which Involve Federal New Markets Tax Credits and the Trust’s Subsidiary Community Development Entity.	10
Other Securities	11
1. United States Treasury Obligations	12
2. Federal Home Loan Bank Obligations	12
3. Commercial Mortgage-Backed Securities	13
Mortgage Securities Supported By More Than One Form of Credit Enhancement	13
Pre-Construction Commitments	13
Forward Commitments	13
Other Liquid Investments	14
Total Return Swap Agreements in Connection with Tax-Exempt Bonds	14
Investment in Complementary Entities	15
Retention of Technical Consultants	15
Portfolio Turnover	15
Proxy Voting	15
Disclosure of Portfolio Holdings	15
Other HIT Policies	16
Investment Restrictions	16
Risk Factors	17
General Risk	17
1. Fluctuating Interest Rates	18
2. Redemption	18
3. Limited Resale Market for Certain Types of Investments	18
4. Defaults on Loans	19
5. Ratings	20
6. Diversification	20
7. Real Estate-Related Risks	21

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8. Defaults On Credit-Enhanced Bridge Loans	23
9. Risks of CMBS	23
10. Risks of Total Return Swap Contracts	24
11. Risks of Forward Commitments	24
12. Risks Related to Fannie Mae and Freddie Mac Investments	25
13. Risks Related to Investments in Special Purpose Investment Funds to Facilitate the Utilization of New Markets Tax Credit	26
14. Valuation Risk	26
15. Risk Related to Internal Management	26
MANAGEMENT OF THE HIT	27
TRUSTEES OF THE HIT	28
EXECUTIVE OFFICERS	32
THE RETIREMENT PLAN	35
THE 401(K) PLAN	36
CODE OF ETHICS	37
PORTFOLIO MANAGER	37
SALES AND DISTRIBUTION ACTIVITIES	37
PARTICIPANT UNITS	38
SECURITIES OFFERED	38
ELIGIBLE PARTICIPANTS	39
PRICING, PURCHASE AND REDEMPTION OF UNITS	39
BROKERAGE FEES	40
VALUATION OF UNITS	40
Valuation of Mortgage Securities and Other Securities	40
Valuation of State and Local Government Credit-Enhanced Mortgage Securities, Privately Credit-Enhanced Mortgage Securities, and Mortgage Loans For Projects Which Meet Specified Underwriting Criteria	41
Valuation of Contingent Interest Loans	42
DISTRIBUTIONS AND TAX ISSUES	43
DISTRIBUTIONS	43
TAX ISSUES	43
OTHER	44
GENERAL INFORMATION	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
CUSTODIAN AND TRANSFER AGENT	44
LEGAL MATTERS	44
INSURANCE AND BONDING	44
INTERNET POSTINGS, PRESS RELEASES, REPORTS AND OTHER COMMUNICATIONS	45
FINANCIAL STATEMENTS	45
APPENDIX A - STANDARD AND POOR'S DEBT RATING DEFINITIONS	A-1
APPENDIX B - STANDARD AND POOR'S HFA GO DEBT AND STATE HFA ISSUER	B-1
APPENDIX C - STANDARD AND POOR'S DEBT RATING DEFINITIONS - Short Term Ratings	C-1

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 HISTORY

 GENERAL

The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (“HIT”) is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981, as amended from time to time (the “Declaration of Trust”).  The name of the HIT was changed from “AFL-CIO Pooled Investment Trust” on May 27, 1982.

The HIT acquired all the assets of the AFL-CIO Mortgage Investment Trust (“Mortgage Trust”) in exchange for units of the HIT (“Units”) on the basis of relative net asset values as of September 30, 1984.  The exchange was approved by order of the Securities and Exchange Commission (“SEC”) dated October 1, 1984.  HIT Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

The HIT is registered with the SEC as an open-end investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), and, accordingly, is subject to the regulatory authority of the SEC.

 EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT

On April 21, 1982 the HIT obtained from the SEC an order under Section 6(c) of the Investment Company Act, exempting the HIT from certain requirements of that Act (SEC Release No. 12387).  The following is a brief summary of certain of these exemptions.

Non-Diversification

The Investment Company Act provides that no registered investment company shall change its subclassification from diversified to non-diversified without the shareholders’ authorization.  Under Section 5(b) of the Investment Company Act:

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A “diversified company” is a management company which meets the following requirements:  At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

●	A “non-diversified company” means any management company other than a diversified company.

The HIT will seek to remain as diversified as practicable.  Because, however, the mortgage securities in which it proposes to invest are often offered in large denominations, the HIT may shift from time to time from diversified to non-diversified status.  The HIT has obtained an exemption from the requirement of a shareholder vote before shifting its diversification status.

Redemption Restrictions

Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security.  Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances.  The HIT’s redemption policies do not conform to these requirements.  See “BUYING AND SELLING UNITS IN THE HIT—Selling or Redeeming Units” in the Prospectus.  The HIT has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the portfolio investments would be unduly burdensome.  Effective October 1, 1987, the Board of Trustees authorized investments and redemptions for the HIT on a monthly basis instead of a quarterly basis.

 DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS

 GENERAL

The HIT’s investment objective is to generate competitive risk-adjusted total rates of return for the participants in the HIT (“Participants”) by investing in fixed-income investments, consisting primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations (collectively “Mortgage Securities”).  Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries.  To accomplish its objectives, the HIT focuses its investments in multifamily Mortgage Securities (including those that directly or indirectly finance new construction or rehabilitation of multifamily housing projects and healthcare facilities) and in Mortgage Securities backed by multifamily or single family loans. All on-site construction work financed through HIT investments is required to be performed by 100% union labor.

THE HIT’S INVESTMENTS AND STRATEGIES

The following discussion supplements the information regarding the investment objectives, strategies and policies of the HIT, as set forth in the Prospectus, and describes the types of investments and investment practices that the HIT is generally permitted (but not required) to make or engage in, subject to the HIT’s investment objectives.  Please see “MORE ON THE HIT’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS” in the Prospectus for a summary of the investment objectives, strategies and risks of the HIT.

The types of Mortgage Securities in which the HIT is permitted to invest, which are described below, are also set forth in the HIT’s Declaration of Trust.

The Declaration of Trust requires the HIT to invest primarily in Mortgage Securities that are either insured or guaranteed by the Federal Housing Administration (“FHA”) or Government National Mortgage Association (“Ginnie Mae”), both part of the United States Department of Housing and Urban Development (“HUD”), or are issued, guaranteed or backed by Fannie Mae or the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  As such, the HIT pursues a fundamental policy to concentrate in fixed income securities in the mortgage and mortgage finance sector of the real estate industry.

Other Mortgage Securities that the HIT is authorized to purchase are contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction and/or permanent mortgage loans secured by a bank letter of credit, insurance or other guaranty, state and local government credit-enhanced investments, pre-construction commitments and credit-enhanced bridge loans, in each case as described below and subject to the restrictions noted below.

The HIT may also invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the Federal Home Loan Banks (“FHLBs”), (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) subject to a further limit of no more than 10% of the value of all of the HIT’s assets, commercial mortgage-backed securities (“CMBS”), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization at the time of acquisition (collectively, “Other Securities”).

The HIT will acquire only securities with expected returns competitive with those then generally prevailing on similar investments having comparable terms and conditions, taking into account differences in risk, including those resulting from differences in properties, borrowers and loan terms.

The HIT is permitted to invest in certain categories of security types subject to caps, expressed as a maximum percentage of the HIT’s assets.  In some circumstances, securities could meet the criteria of two or more of these categories simultaneously.  In those cases, the HIT may classify a security into any category for which it qualifies in determining whether the HIT has remained within the caps.  The caps for some of the categories are measured only at the time of acquisition of the security, and as a result, in those cases, the Trust would not be forced to sell securities to meet the cap in the event market movements cause the holdings in these categories to exceed the cap.

Certain of the HIT’s authorized investments are tied to ratings at various levels by one or more nationally recognized statistical rating organizations. A summary description of the general debt rating definitions of Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), is set forth in Appendix A.  The debt rating categories of other nationally recognized statistical rating organizations are similar to those of S&P.  A summary description of S&P’s HFA General Obligation (“GO”) Debt and State HFA Issuer Credit Rating Criteria is set forth in Appendix B.  Appendix C contains a summary description of the debt rating definitions used by S&P.  Ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The HIT is a Title II non-supervised mortgagee and is eligible under applicable FHA regulations to originate and service multifamily mortgages nationwide.  Were HIT to originate loans under this authority, it might also invest in the multifamily mortgage loans it originates.

Federally Insured or Guaranteed Mortgage Securities

The HIT may invest up to 100% of its assets in Mortgage Securities that are federally insured or guaranteed.  The term “assets” as used in this SAI means funds invested or available for investment by the HIT.  Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the HIT are mortgage loans insured by the United States Department of Housing and Urban Development (“HUD”) acting by and through FHA to provide construction and/or permanent financing for multifamily housing projects and intermediate care facilities, assisted living facilities, nursing homes and other health care facilities, or to finance the purchase and ownership of completed single family dwellings and, in some circumstances, the construction or renovation of single family dwellings.  FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments.  FHA-insured single family mortgage loans typically have a 30-year term.  The HIT may also purchase mortgage loans guaranteed by the Veterans Administration (“VA”) to finance the purchase of single family dwellings.  Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended.  VA obligations are backed by the Loan Guaranty Revolving Fund.

The HIT may also purchase notes or other obligations guaranteed under Section 108 of the Housing and Community Development Act of 1974, as amended (“Section 108”).  Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing.  The HIT may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108.  Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity.  Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States Government.

The HIT may also purchase federally guaranteed mortgage-backed certificates known as “Ginnie Mae securities.”  Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to scheduled payments of principal and interest under one or more identified mortgages.  Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States Government.  These Ginnie Mae securities are readily marketable, generally at publicly quoted prices.  Such Ginnie Mae securities generally bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the servicing and Ginnie Mae guaranty of the mortgages in the pool.  Further, the HIT may purchase Real Estate Mortgage Investment Conduit Securities (“REMICS”) collateralized by or representing an interest in a pool of Ginnie Mae mortgage-backed securities.

Fannie Mae and Freddie Mac Securities

The HIT may invest up to 100% of its assets in Fannie Mae and Freddie Mac securities, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities backed by pooled mortgages, (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the HIT, rated in one of the two highest categories by at least one nationally recognized statistical rating organization, and (iii) REMICS collateralized by or representing an interest in a pool of Fannie Mae and Freddie Mac mortgage-backed securities.  The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS – Pass-Through and Pay-Through Securities” below.  As of December 31, 2012, approximately 51.2% percent of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac.

Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations.  Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac securities, are federally insured or guaranteed.  In September 2008, the U.S. government took Fannie Mae and Freddie Mac into conservatorship.  For more information regarding certain risks with respect to Mortgage Securities guaranteed by Fannie Mae or Freddie Mac, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors –12. Risks related to Fannie Mae and Freddie Mac Investments” below.

The mortgages backing any Fannie Mae and Freddie Mac multifamily mortgage-related investments in which the HIT invests (i) will meet Fannie Mae or Freddie Mac standards, as applicable, (ii) will, when the HIT commits to acquire them, carry competitive market yields and (iii) will be secured by real estate, on which any buildings, structures and improvements to be built or rehabilitated will be built or rehabilitated with 100% union labor.

Most of the single family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the HIT to date have been backed by fixed-rate mortgage loans, although the HIT has the authority to acquire single family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans.  The HIT anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans.  There are a wide variety of adjustable rate mortgage loans that may be used to back the single family Fannie Mae and Freddie Mac securities.  These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to every 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans which may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times.  With respect to the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

The HIT may also invest up to 15% of its assets in, among other things, (i) obligations, including corporate securities, issued or guaranteed by Fannie Mae and Freddie Mac and (ii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization.  Both Fannie Mae and Freddie Mac issue a variety of debt securities in a wide range of maturities in the domestic and global capital markets to support their operations.

Additional Information on Certain Securities with GSE and Federal Backing

The securities with Government-Sponsored Entity (“GSE”) or federal backing in which the HIT is authorized to invest can take many forms and have various features.  For example, these securities can include contingent interest mortgage loans, which are mortgage loans on rental projects which provide for repayment of principal and base interest at a fixed rate; which are insured by FHA, or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, and which also include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the projects.  This additional interest is not insured or guaranteed, and is sometimes referred to as “contingent interest.”

Similarly, securities with GSE of federal backing may include early repayment loans, which are Mortgage Securities insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac and which include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called.  In the case of such “early repayment” loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty.

Mortgage-backed pass-through or pay-through securities comprise another type of security with GSE or federal backing in which the HIT may invest if the securities are rated in one of the two highest rating categories of a nationally recognized statistical rating organization, such as S&P, at the time of acquisition, and also backed by certain Mortgage Securities in which the HIT is otherwise authorized to invest.  A description of S&P’s debt rating categories is attached as Appendix A to this SAI.  Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not.  Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

State and Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans for Projects Which Meet Specified Underwriting Requirements

The HIT is authorized to invest up to 30% of its assets in the following four categories of investments.

1.	State and Local Government Credit-Enhanced Mortgage Securities

The HIT may invest in the types of state and local government credit-enhanced Mortgage Securities described below.

(a)           Full Faith and Credit.  The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired.  There is no requirement that obligations acquired under this category be rated or ratable.  If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks” below.  In addition, there can be no assurance that current or future economic difficulties facing certain local and state governments will not adversely affect the ability of state or local governments or agency or instrumentality thereof to meet their obligations.

(b)           Agencies Rated “A” or Higher.  The HIT is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the HIT) at the time of the acquisition of the investment by the HIT, and are (i) with full recourse (directly or by way of full indemnity or guaranty) to such agency’s general credit and assets or (ii) backed by the “moral  obligation” of the state in which such agency is located, in the form of the state’s commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment.  Although a state or local agency which issues or guaranties an obligation to be acquired by the HIT must have a general obligation debt rating of “A” or better, there is no requirement that the obligation itself be rated or ratable.  There is no rating requirement for states which provide their “moral obligation” for such obligations.

As indicated above, the HIT may acquire obligations that are backed by the “moral obligation” of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency.  Obligations which are backed by the “moral obligation” of the related state could include loans from the HIT to the agency, securities issued by the agency or loans or participation interests in loans made by the HIT or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower).  However, these obligations would be secured by the state’s “moral obligation,” rather than by full recourse against the agency.  The state’s “moral obligation” could take the form of a commitment to replenish any insufficiencies in the funds pledged to debt service on the investment or a commitment to pay any amounts due on the investment in the event that the revenues from the underlying real property are insufficient to pay all amounts when due.  However, the state’s “moral obligation” would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the HIT and could not be enforced against the state or its general credit and assets.

Before rating a housing agency’s general obligation debt as “A” or better, S&P has indicated that it must favorably evaluate a number of criteria, including the state’s economic base, the agency’s legislative mandate, the operating performance and management of the agency and earnings quality and financial strength of the agency.  A description of the general obligation rating criteria used by S&P is attached to this SAI as Appendix C.  There can be no assurance that the general debt obligation rating of an agency of “A” or better would continue for any given period of time after the HIT acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant.  A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment.  The HIT would not be required to dispose of the obligations issued or guaranteed by an agency which loses its general obligation rating of “A” or better, except to the extent required by certain investment restrictions.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

Provided the agency that issues or guaranties an obligation in which the HIT invests has a rating of “A” or better on its general debt obligations, there is no requirement that the obligation itself be rated or ratable.  While a rating on an obligation is only the opinion of the company issuing it, does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating organization’s internal criteria for the applicable rating.  However, the HIT intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired.

The HIT believes that the direct recourse provided by the agency involved in these investments or the “moral obligation” of the related state will be a significant factor in helping to assure the safety and soundness of the investments to the HIT.  However, if such recourse proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the HIT (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the project financed.  If the HIT is required to enforce its rights to the underlying real property because its recourse against the issuer is insufficient, the HIT will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--7. Real Estate-Related Risks” below.

(c)           State Insurance Funds/Programs.  The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loan or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least “A” by S&P (or a comparable rating of another nationally recognized statistical rating agency) at the time of the acquisition of such investment by the HIT.  A rating is only the opinion of the company issuing it and there can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant.  A downgrade in or withdrawal of the rating may signify an increase in the risk to the HIT associated with the related investments and would be likely to result in a reduction in the value of the related obligations.  The HIT is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn, except to the extent required by certain investment restrictions.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.

There is no requirement that obligations acquired under this category be rated or ratable.

If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty was insufficient to cover all losses in the event of a default on a construction or permanent loan in which the HIT invests or which backs securities or interests in which the HIT invests, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks” below.

The HIT believes that the foregoing state and local government credit-enhanced investments provide the HIT with considerable flexibility in creating investment opportunities for the HIT.  In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments.  Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government credit-enhanced investments could be more difficult to make, and their credit quality could be lower than that of other investments the HIT is permitted to make.  The state and local government credit-enhanced investments may also be less liquid than most other investments authorized for the HIT. See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” and “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 2. Redemption” below.

2.	Privately Credit-Enhanced Mortgage Securities

The HIT may invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, or by any other lender acceptable to the HIT and such loans or the securities backed by such loans are fully credit-enhanced or secured in a manner satisfactory to the HIT by: (i) cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the HIT on terms and conditions satisfactory to the HIT; or (ii) a letter of credit, insurance or other guaranty from a public or private entity satisfactory to the HIT which has a rating (at the time of the HIT’s acquisition of the related loan, securities or interests in such loans or securities) which is at least “A” or better from S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the Board of Trustees of the HIT).

A rating is only the opinion of the company issuing it and there is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in the rating organization’s judgment, circumstances so warrant.  Any such downward revision or withdrawal of such rating may signify an increase in the risk to the HIT associated with the related investment and would be likely to result in a reduction in the value of the related obligation.  The HIT is not required to dispose of privately credit-enhanced investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions” below.  Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the HIT.

If the issuer of any letter of credit, insurance or other form of guaranty which secures a privately credit-enhanced investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--7. Real Estate-Related Risks” below.

3.	Credit-Enhanced Bridge Loans

The HIT is permitted to invest up to 5% of the HIT’s assets  in bridge loans that are credit-enhanced in one of the ways specified below (“Credit-Enhanced Bridge Loans”), as part of the category in which it may invest up to 30% of its assets.  This category includes state and local government credit-enhanced Mortgage Securities, privately credit-enhanced Mortgage Securities, and mortgage loans for projects which have evidence of  state and local government support and which meet specified underwriting criteria.

Credit-Enhanced Bridge Loans are loans related to housing developments, the owners of which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits (“LIHTCs”) under Section 42 of the Internal Revenue Code of 1986, as amended (the “IRC”) or Rehabilitation Tax Credits (“RTCs”) under Section 47 of the IRC.

Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations.  LIHTCs are provided in substantially equal annual amounts to owners of the development over a ten year period, generally commencing in the year in which the units of each building are placed in service, or at the election of the owner of the development in the year following the year the building is placed in service.  RTCs are generally credits against federal income tax liability for costs incurred for the rehabilitation of certain qualified buildings.  Rehabilitation includes renovation, restoration and reconstruction.  In general, the RTC is equal to 10 percent of the amount of qualified rehabilitation expenditures for certain non-residential buildings placed in service before 1936 and 20 percent of the amount of qualified rehabilitation expenditures for certified historic structures, subject to certain limitations.  The full amount of the RTC may be claimed in the year in which the property is placed in service.  RTCs are often used by developers to complete the adaptive reuse of schools, office buildings and factory buildings for use as multifamily rental housing in urban markets.

Sponsors of LIHTC and RTC projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the LIHTCs or the RTCs.  The LIHTCs or RTCs, as applicable, are available to owners in proportion to their ownership interests in the development.  Investors generally agree to pay for their ownership interests in the development (and, consequently, for the benefit of owners of developments which receive the LIHTCs or the RTCs) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various milestones are achieved.  Such milestones generally include lien free completion of construction and achievement of stabilized occupancy for an agreed period of time (usually three to six consecutive months of occupancy at a specified debt service coverage level).  Payment obligations are generally evidenced by notes or contractual agreements.

Development sponsors generally need the proceeds of the sale of LIHTCs or RTCs at or before the time construction commences to make up the difference between the construction financing and other sources of funds available and the total development cost of the development.  Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap.  It is generally contemplated that the bridge loan financing will be repaid from the payments due from the LIHTC or RTC investors as the development is constructed and reaches the achievement milestones required by the LIHTC or RTC investors.  Unlike other construction financing, Credit-Enhanced Bridge Loans of the type in which the HIT is permitted to invest are not usually secured by a lien on or a direct obligation of the underlying development.  Therefore, there is no mortgage or other lien against the underlying development.  Instead, such Credit-Enhanced Bridge Loans are secured, as described below, primarily by the general credit of the maker of the obligation or guarantor and, to a lesser extent, by the LIHTC or RTC investors’ ownership interests in the development owner.

The HIT intends to make Credit-Enhanced Bridge Loans in a way that it believes will minimize the HIT’s risks on such loans.  The HIT proposes to limit such loans to loans which on the date of the HIT’s acquisition or making of the loan are:

(a)           issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of “A” or above by S&P (or a comparable rating by another nationally recognized rating organization approved by the Executive Committee of the Board of Trustees of the HIT) for a Credit-Enhanced Bridge Loan with a term of longer than 12 months and at the rating level of A-1 or better by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT’s Executive Committee) for a Credit-Enhanced Bridge Loan with a term of less than 12 months; or

(b)           issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of “AA” or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT’s Executive Committee of the Board of Trustees) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of “AA” or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT’s Executive Committee of the Board of Trustees); or

(c)           fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of “AA” or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT’s Executive Committee of the Board of Trustees).  Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.

The HIT will invest in Credit-Enhanced Bridge Loans only in cases where the HIT is otherwise committed to invest in the development’s construction and/or permanent mortgage loan, except in cases where the development’s permanent loan is expected to have an original principal amount which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis, in which event the HIT may make the Credit-Enhanced Bridge Loan even if the HIT is not committed to make the construction or permanent loan.

The credit enhancement mechanisms set forth above may be structured to provide either an assurance that all scheduled payments under the Credit-Enhanced Bridge Loans will be made when due or an assurance only of the ultimate repayment of all amounts due under such loan at maturity or after foreclosure or other liquidation.

There is no requirement that the Credit-Enhanced Bridge Loan itself be rated or ratable.

The Credit-Enhanced Bridge Loan will be paid down in a manner approved by the HIT as capital contributions are made by the LIHTC or the RTC investors, although not all of the proceeds of investor payments will be required to reduce the HIT’s loan if the HIT so approves.

Unlike most other assets in which the HIT invests, Credit-Enhanced Bridge Loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not insured or guaranteed by the federal government or an entity such as Fannie Mae or Freddie Mac.  However, as described above, Credit-Enhanced Bridge Loans will be guaranteed or credit-enhanced by state housing finance agencies, letter-of-credit providers or other mechanisms which are of the same credit quality as those which provide credit enhancement for the state and local government credit-enhanced investments and investments which have evidence of support by a state or local government or agency or instrumentality thereof and for privately credit-enhanced Mortgage Securities in which the HIT may invest up to 30% of its assets.

The borrower’s obligation to make principal and interest payments on a Credit-Enhanced Bridge Loan will not be contingent on the borrower’s receipt of investor payments.  However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Credit-Enhanced Bridge Loan.  Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the LIHTC or the RTC and otherwise.  The HIT expects, however, that its investments will be made on the basis of the credit of the guarantor or obligor as described in (a) through (d) above, and to a lesser extent by the LIHTC investors' ownership interests in the development owner.  The HIT’s investment criteria have been designed to enhance the likelihood that the HIT will invest only in credit-worthy Credit-Enhanced Bridge Loans.  The HIT also believes that any additional risk associated with bridge loans, as compared to the HIT’s other authorized investments, will be offset by the higher interest rates payable on Credit-Enhanced Bridge Loans.

4.	Mortgage Loans for Projects Which Meet Specified Underwriting Criteria or Which Involve Federal New Markets Tax Credits and the Trust’s Subsidiary Community Development Entity.

The HIT may invest in certain construction and/or permanent mortgage loans that meet specified underwriting criteria but which are not guaranteed, insured or backed by any collateral other than the mortgage on the project (“Direct Loans”).  The HIT may also invest in certain special purpose investment funds to facilitate the utilization of New Markets Tax Credits (“NMTCs”).  The total principal amount of such investments in Direct Loans and in such NMTC-related investment funds outstanding from time to time shall not exceed 4% of the value of all of the HIT’s assets.  Such investments must meet underwriting criteria or other requirements specified in the Declaration of Trust including:

(a)
in the case of construction and/or permanent mortgage loans related to projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 60% loan-to-value level, or the project receives the benefits of LIHTCs), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation  make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT’s projections of future income and expenses;

(b)
in the case of construction and/or permanent mortgage loans financing of market rate projects, that the loan-to-value ratio not exceed 60% (or 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT’s investment in an amount which will cover all losses down to a 60% loan-to-value level) and that the minimum debt service coverage be at least 1.25 at stabilization, based upon the HIT’s projections of future income and expenses; and

(c)
in the case of loans to special purpose investment funds (either directly or through the HIT’s subsidiary Community Development Entity (“CDE”)) to facilitate the utilization of NMTCs, that the Trust’s wholly-owned CDE (or its designated subsidiary) is a participant in the NMTC structure and that a portion of the loan is for the acquisition and construction and/or rehabilitation of housing or mixed-use projects or healthcare facilities; that the CDE holds bare legal title to an investment security (the “Investment Security”) in the form of (i) an interest in mortgage-backed securities guaranteed by Ginnie Mae or (ii) certain mortgages or interests in mortgages in which the HIT is otherwise authorized to invest and in a principal amount at least equal to the amount loaned to the investment fund; that the HIT’s wholly-owned CDE (or its designated subsidiary)

must be expected to hold bare legal title to the Investment Security throughout the holding period required by NMTC rules and the HIT or HIT’s wholly-owned CDE (or its designated subsidiary) must have the right to receive the Investment Security at the end of such holding period; and that in the event of default on the mortgage comprising or securing the Investment Security during the holding period, the HIT shall have the right to direct the reinvestment of the proceeds from the liquidation of the Investment Security to the extent permitted by the NMTC regulations under generally the same requirements as those listed in this subsection 4(c).

There is no requirement that the obligations acquired by the HIT under this category be rated or ratable.

As discussed in paragraph (c) above, the HIT is permitted to invest in transactions involving the NMTC Program under certain conditions.  The NMTC Program is a federal program run by the Community Development Financial Institutions Fund of the U.S. Department of Treasury which provides tax credits to equity investors who invest in businesses operating in low-income areas, including those who engage in creation of housing and other construction activities.  The purpose of the program is to provide access to capital to persons and/or entities in identified low-income areas by providing NMTCs which works to provide capital at lower cost and on better terms than would be otherwise available in the market.

The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the obligations.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks” below.

In evaluating investments in all categories of investment in the preceding subsections 1 through 4, the HIT staff may consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process.  In evaluating such underwriting criteria, the HIT may retain consultants to assist HIT staff.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Retention of Technical Consultants” below.

In determining whether to invest in the securities described above, the HIT is not limited to investments which have a rating or which have been rated in any particular category by a nationally recognized statistical rating organization.  The HIT will seek to mitigate the risk of loss by investing only in instruments satisfying certain criteria, as outlined above.  However, there can be no assurance that current or future economic difficulties facing certain local and state governments will not adversely affect the ability of state or local governments or agency or instrumentality thereof to meet their obligations.

Other Securities

The HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) obligations, including corporate securities, issued or guaranteed by Fannie Mae and Freddie Mac or the FHLBs, (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) subject to a further limit of no more than 10% of the value of all of the HIT’s assets, CMBS, as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization.  United States Treasury and FHLBs obligations and CMBS are described below and Fannie Mae and Freddie Mac obligations are described above under the captions “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Fannie Mae And Freddie Mac Securities” and “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS --Pass-Through And Pay-Through Securities” above.

            1.     United States Treasury Obligations

The United States Treasury sells marketable bills, fixed-principal notes and bonds, inflation-indexed notes and bonds, and other similar instruments in regularly scheduled auctions.  The full faith and credit of the United States guarantees the timely payment of principal and interest on Treasury securities.  Marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds are freely transferable and are traded in the capital markets.  They are issued in book-entry form and may be purchased through financial intermediaries or directly from the Treasury.

2.    Federal Home Loan Bank Obligations

The Federal Home Loan Bank System consists of twelve regional FHLBs and the FHLBs’ Office of Finance and is supervised and regulated by the Federal Housing Finance Agency.  The Federal Housing Finance Agency is an independent agency in the executive branch of the United States government created on July 30, 2008 by the Housing and Economic Recovery Act of 2008, which combined the staffs of the Federal Housing Finance Board (the previous FHLB regulator) the Office of Federal Housing Enterprise Oversight (“OFHEO”) and the GSE Mission Office of HUD.  It has a director who is appointed by the President and confirmed by the United States Senate and a board that consists of the director, the Secretary of the Treasury, the Secretary of HUD and the Chairman of the SEC.  The Office of Finance is a joint office of the FHLBs established by the Federal Housing Finance Board to facilitate the issuance and servicing of consolidated obligations of the FHLBs.  The Federal Home Loan Bank system was created by Congress in 1932 to improve the availability of money to support home ownership.  The FHLBs make loans, called advances, to their members and eligible nonmember mortgagees, which are secured by mortgages and other collateral pledged by the members and mortgagees.  Advances generally provide funds for mortgage originations and portfolio lending and also may be used to provide funds to any member “community financial institution” for loans to small business, small farms and small agribusiness.

Since January 2, 2001, the FHLBs have issued debt securities through the Office of Finance as their agent.  FHLBs debt securities include discount notes, bonds with fixed rates and fixed maturities, callable bonds, putable bonds, variable rate bonds and global bonds.  Discount notes generally have maturities ranging from 1 to 360 days and bonds generally have maturities ranging from 1 year to 10 years, but the bonds are not subject to any statutory or regulatory limits on maturity.   These securities are sold through a dealer network or as direct placements.  These securities are joint and several obligations of the twelve FHLBs and are backed solely by the resources of the FHLBs.  As of April 1, 2013 all long-term debt securities issued by the Federal Home Loan Bank system carried “AA+” ratings from S&P and “Aaa” ratings from Moody’s.  Each FHLB is required to operate in such a manner and to take whatever actions are necessary to ensure that the FHLBs’ debt securities receive and maintain the highest credit rating from any nationally recognized statistical rating organization that currently rates such securities.  FHLBs debt securities are not obligations of the United States and are not guaranteed by the United States.

Each of the twelve regional FHLBs is an instrumentality of the United States organized under the authority of the Federal Home Loan Bank Act of 1932, as amended.  Each is a privately capitalized, separate corporate entity and has its own management, employees and board of directors.  Each FHLB is a cooperative in that only member institutions own the capital stock of the FHLB and receive dividends on their investment.  Each FHLB conducts business almost exclusively with member institutions and the majority of directors of each FHLB is elected by and from its membership.  Additional information about the FHLBs can be found in the FHLBs’ Combined Financial Report and on its website at www.fhlbanks.com or at www.fhfa.gov.

3.	Commercial Mortgage-Backed Securities

CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties.  The underlying mortgage loans are often balloon loans, rather than loans which amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt.   As with the bulk of the HIT’s current housing-related investments, principal and interest payments from the underlying mortgage loans are passed through from the borrowers to the holders of the CMBS by the servicer.  Typically, a CMBS transaction contains several different classes or “tranches” with varying exposure to default, prepayment and interest rate risk.  A CMBS issue is often structured by “credit-tranching,” i.e., creating bonds with ratings from AAA to unrated by the use of subordination.  Each CMBS tranche typically receives an interest payment with principal distributed in a sequential manner beginning with the highest rated tranche.  Typically, all principal and prepayments are first allocated to the current amortizing tranche, and when that tranche is paid off, principal and prepayments flow to the next tranche in a “waterfall.”  In credit-tranched CMBS issues, the loss and paydown tranches are typically reversed, and the highest rated classes are therefore the last to be affected by losses and usually the first to receive the early payment of principal.

Mortgage Securities Supported By More Than One Form of Credit Enhancement

The HIT may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans or interests in such loans, securities and obligations which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Securities in which the HIT is otherwise authorized to invest, as described above, as long as all of the principal component of such loans, or securities or obligations backed by such loans or interests therein are fully collateralized by one or more of such types of credit enhancement.  The multiple forms of credit enhancement may be combined either concurrently or sequentially.

Pre-Construction Commitments

The HIT may enter into pre-construction commitments to provide permanent financing upon satisfactory completion of a specified project.  Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan.  The HIT may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of HIT income.  In contrast to a company hoping to earn a standby commitment fee without investment, the HIT will make permanent financing commitments with the purpose and ability to acquire the Mortgage Security.

Because complete funding of construction and permanent mortgage loans requires up to three years after making a financing commitment, the HIT estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Securities, dividend reinvestment and sales of additional Units to new or existing Participants.  Loan commitments are made after considering reasonable projections of available funds.  At times, the HIT’s short-term cash balances may be less than its outstanding financing commitments.  This commitment policy reduces the amount of assets the HIT would otherwise invest in lower yielding, short-term investments.  The HIT maintains highly liquid government securities in a segregated account which, in addition to short-term liquid assets, and amounts projected to be available, is at least equal to outstanding financing commitments.  If, however, a substantial amount of the funds projected to be available are not in fact received, the HIT would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

Forward Commitments

The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed.  For Mortgage Securities backed by multifamily projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for

Mortgage Securities delivered in the future.  In periods of declining interest rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT.

The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property.  In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued.  The HIT retains the deposit if any such investment is not delivered to the HIT.   These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required.

Other Liquid Investments

The HIT will invest funds in liquid instruments until they can be placed in Mortgage Securities or Other Securities meeting HIT investment objectives.  Such liquid investments permitted by the Declaration of Trust include:  United States Treasury issues; federal agency issues; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 by S&P (or a comparable rating by another nationally recognized statistical rating agency); collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the HIT.

The HIT also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues.  Investments in other registered investment companies are restricted as follows:

(a)	Such securities acquired by the HIT shall not exceed 3% of the total outstanding voting stock of any investment company;

(b)	The total value of such securities acquired by the HIT in any one investment company shall not exceed 5% of the HIT’s assets; and

(c)	The total value of such securities acquired by the HIT in all investment companies shall not exceed 10% of the HIT’s assets.

Total Return Swap Agreements in Connection with Tax-Exempt Bonds

The HIT is permitted to sell its investments in tax-exempt bonds to a counterparty and simultaneously enter into a Total Return Swap contract (“TRS Contract”) under which the HIT retains the mark-to-market risk of the bonds and agrees to pay a variable interest rate in exchange for interest payments equal to the bond coupon.  The HIT may only enter into such TRS Contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations.  A TRS Contract is a contract in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of a reference asset (in this case a tax-exempt bond backed by a mortgage securing a multifamily property), which includes both the income it generates and gains or losses related to price change of the bonds.  The total notional value of the tax-exempt bonds involved in such TRS Contracts that are outstanding from time to time may not exceed 10% of the value of all the HIT’s assets.  The HIT will segregate liquid assets with its custodian or otherwise cover its current obligations under TRS Contracts in accordance with current regulations and policies applicable to the HIT.

Investment in Complementary Entities

The HIT’s Declaration of Trust permits the HIT to form and own business entities that may help it generate potential investments in which the HIT is otherwise permitted to invest, including those that facilitate or promote housing construction utilizing union labor, the construction of housing or the availability of mortgage loans for union members.  The HIT wholly owns Building America CDE, Inc. (“Building America”), a Delaware corporation formed principally to operate as a CDE or act as a conduit for a separate CDE in order to facilitate transactions that may use NMTCs.

Retention of Technical Consultants

The majority of the construction and permanent mortgage loans and mortgage-backed securities in which the HIT invests have been underwritten to meet the requirements of HUD, Fannie Mae or Freddie Mac, or have been underwritten by state or local housing finance authorities based on specified qualifying loan to value standards.  In evaluating certain investments, however, the HIT may retain consultants to provide site inspections, appraisal reviews, environmental analyses, property management reviews and such other statistical and factual information as the HIT may deem useful to its evaluation and investment decision-making.  Such consultants may provide such analysis on a case-by-case basis and only with respect to occasional transactions in specific proposals.  Any such consultants are compensated either on an hourly basis or at a set fee for evaluating each specific proposal.

Portfolio Turnover

The portfolio turnover rate decreased from 33.9% in 2011 to 27.3% in 2012.  Turnover is mainly driven by the rate of prepayments in Mortgage Securities and the HIT’s active management of the portfolio’s interest rate and spread risks relative to the HIT’s benchmark, the Barclays Capital Aggregate Bond Index.

Proxy Voting

The HIT invests exclusively in non-voting securities (except for shares of its wholly-owned subsidiary, Building America) and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities.  The HIT has reported information regarding how it voted in matters related to Building America during the most recent twelve-month period ended June 30, 2012 in its most recent filing with the SEC on Form N-PX, which is available on the SEC’s website at http://www.sec.gov.  Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Disclosure of Portfolio Holdings

The HIT may provide disclosure with respect to the HIT’s portfolio securities, upon request, to its Participants, their advisers or consultants, and to certain consultants and third-party service providers engaged by the HIT.  In accordance with HIT policies and procedures, all such disclosures are subject to the requirement that such information be kept confidential and are subject to a prohibition on trading or other misappropriation of the information.  Information is normally made available within thirty (30) days of the most recent month-end.  No compensation or other consideration is received by the HIT or any other party in connection with the disclosure of information about portfolio securities.  Disclosure of the HIT’s portfolio securities to any party must be pre-approved by an officer of the HIT and the HIT’s legal department and notice must be given to the HIT’s Chief Compliance Officer.  This clearance process is designed to insure that the disclosure of any information about portfolio securities is in the best interests of the Participants, and the policy has been approved by the Board of Trustees.  Pursuant to the HIT’s Declaration of Trust and By-Laws, the Board of Trustees has delegated authority to the officers of the HIT to manage the business of the HIT, which includes disclosure about portfolio securities.  Senior HIT management has determined that due to the nature of the HIT’s portfolio holdings, there is no material risk that the disclosure of such holdings would lead to front-running or other predatory trading practices (such as trading ahead) that could adversely impact the HIT’s performance.  In addition, senior HIT management has determined that because the HIT values its portfolio monthly, and permits purchases and redemptions only on a monthly basis, there is no material risk that an investor could engage in market timing to the detriment of other HIT participants.  The HIT’s custodian is not authorized to disclose the HIT’s portfolio securities to any person.

The HIT has informal ongoing arrangements with certain Participants to provide disclosure of portfolio securities each month.  This disclosure is subject to the same procedures and limitations as described above and is provided at the same time.

Other HIT Policies

The HIT is a Title II non-supervised mortgagee and is eligible under applicable FHA regulations to originate and service multifamily mortgages nationwide.  Were HIT to originate loans under this authority, it might also invest in the multifamily mortgage loans it originates.  If it is feasible and profitable, the HIT may directly service some of the permanent loans in which it invests.  Generally, however, the Mortgage Securities in which the HIT proposes to invest, whether or not they are originated by the HIT, will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as commercial banks, located throughout the United States.  Such institutions are generally compensated for their services at rates that vary from 0.05% to 0.75% per annum, calculated monthly, on the then current outstanding principal balance in the case of permanent first mortgage loans, and at rates of 0.125% to 0.25% per annum or more of the outstanding balance in the case of construction loans.

The HIT is authorized to invest in Mortgage Securities backed by projects anywhere in the United States.  The HIT will invest only in Mortgage Securities which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the HIT.  Among Mortgage Securities of comparable yield, the HIT will, if possible, invest in projects in geographic areas in which Participants or their members are located.

As a portfolio management and risk mitigation strategy, the HIT will from time to time buy or sell Mortgage Securities and Other Securities in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification.   Moreover, the HIT remains free to dispose of Mortgage Securities and Other Securities at any time to meet objectives of the HIT, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the HIT may temporarily invest are subject to a very high turnover rate.  Fees associated with the purchase, sale or redemption of such liquid assets are nominal.  The HIT does not currently pay fees on funds that it invests in overnight cash through its custodian, however, it may be required to pay fees in the future.

The HIT’s Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a concentration of investments in the real estate industry.  For purposes of the Investment Company Act, “concentration” means a fund having more than 25% of its net assets invested in any one industry.

 Investment Restrictions

The HIT has adopted the restrictions listed below as fundamental policies.  Under the Investment Company Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the HIT’s outstanding Units.

The HIT will not:

(a)
concentrate its investments in any industry except the real estate industry as set forth above (i.e., in fixed income securities in the mortgage and mortgage finance sector of the real estate industry);

(b)
permit less than 55% of the mortgages and mortgage-backed securities acquired by the HIT or backing Mortgage Securities acquired by the HIT to be federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest or in cash or short-term investments including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance (“Short-Term Investments”);

(c)
originate or purchase any Mortgage Security secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by 100% union labor;

(d)
issue senior securities, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority;

(e)
borrow money, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority, provided that not more than 50% of the HIT’s assets will be used as security for such borrowings;

(f)	sell any securities short;

(g)	write put and call options;

(h)
underwrite the securities of other issuers, except that the HIT may resell to other financing institutions all or a portion of the Mortgage Securities acquired by the HIT in transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”);

(i)
purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the HIT;

(j)	purchase or sell commodities or commodities futures contracts;

(k)
lend any assets of the HIT except as permitted (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff; or other authority; or

(l)	invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT.

One effect of the restriction described in clause (l) above is to prohibit the HIT from investing more than 15% of its assets in investments that do not satisfy the liquidity requirement described in the clause even though they may otherwise be permitted under the Declaration of Trust.

 Risk Factors

The primary risks in investing in Units of the HIT are summarized in the Prospectus under the caption “MORE ON PRINCIPAL INVESTMENT RISKS.”  The following section contains a fuller discussion of the risks associated with investing in Units of the HIT.

General Risk

The value of securities owned by the HIT may go up or down, sometimes rapidly or unpredictably.  If the value of securities owned by the HIT falls, the value of a Participant’s investment in the HIT will decline.  The value of securities held by the HIT may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates or adverse investor sentiment.  Periods of economic downturn may cause a significant decline in the value and liquidity of some securities and the disruption of markets.  In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation.  The impact of the legislation on the markets and the practical implications for market participants may not be known for some time.  Adverse market conditions may be prolonged and may not have the same effect on all types of securities.  Certain of these general risks are discussed in more detail in the more specific categories below.

1.     Fluctuating Interest Rates

The market value of the HIT’s investments and the resulting net asset value of the HIT portfolio will fluctuate with short-term changes in market interest rates.  Generally, when market interest rates rise, the net asset value of the HIT will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of HIT assets.  Conversely, in certain periods of declining interest rates, investments held by the HIT will increase in market value but Mortgage Securities or CMBS may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized.

Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the investments on which such payments are made.  In addition, to the extent the HIT purchases investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the HIT and, in the event of complete prepayment, the HIT would be unable to recover or recoup the premium.

2.	Redemption

Although registered investment companies generally must value their assets and accept redemption requests daily, the HIT is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC.  Effective October 1, 1987, the Board of Trustees authorized investments and redemptions on a monthly basis instead of a quarterly basis.

For the fiscal year ended December 31, 2012, total redemptions came to $113.2 million, or 2.5% of the HIT’s average net assets. Frequent redemptions may interfere with the efficient management of the HIT’s portfolio, increase portfolio transaction costs and have a negative effect on the HIT’s long-term Participants.  Adverse market conditions may prompt investors to increase redemptions.  To ensure that it will be able to meet all redemption requests in a timely manner, the HIT will not invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT (see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Investment Restrictions” above).

3.	Limited Resale Market for Certain Types of Investments

Mortgage Securities which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists.  Prices for these investments are often publicly quoted.  If federal assistance to Fannie Mae or Freddie Mac is ended at a time when they do not generate enough income to pay all of their obligations or if federal assistance is insufficient to satisfy all of guaranty obligations of Fannie Mae and Freddie Mac, the liquidity of their Mortgage Securities would be adversely affected.  There is no similar secondary market for Mortgage Securities which are not federally insured or guaranteed or which are not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac.  Such Mortgage Securities may be difficult to sell, or illiquid, particularly during times of market turmoil.  A number of factors constrain the marketability of Mortgage Securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac.  These include the fact that many of these investments are structured in a “one-off,” rather than standardized, manner because they are tailored to the specific needs of the project to be financed.  Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually.  Administrative loan servicing requirements and costs and other factors restrict the resale market for single family mortgage loans to some extent.  The large denominations of Mortgage Securities for multifamily projects and intermediate care facilities, assisted living facilities and nursing homes restrict the number of buyers interested in them.  In the case of any long-term Mortgage Security, the market is apt to be more limited than for Mortgage Securities of shorter maturity.  Required liquidation of long-term Mortgage Securities in an unfavorable market could result in significant losses from face value.

The market for construction period Mortgage Securities is affected by the uncertainties inherent in building construction.  If a Mortgage Security is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project.  These and other factors may cause delays in the event a decision is made to sell construction period Mortgage Securities.

4.	Defaults on Loans

Defaults on loans can occur for a variety of reasons, including those described below under the caption “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors -- 7. Real Estate-Related Risks.”  The HIT may experience certain losses in the event of default on the loans, which directly or indirectly back the HIT’s investments.  To a limited extent, this is true even for federally insured or guaranteed loans.  Losses on federally insured or guaranteed loans can occur as a result of:  (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement; (ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the HIT or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker or fraud or material misstatements by a borrower which result in a reduction in the insurance proceeds, including in cases where the HIT has acted as an originator; (viii) loss of premiums even if principal and interest is repaid; and (ix) other reasons.

For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA’s maximum loss exposure under its guaranty.  If this were to occur, the HIT would bear the portion of the loss not covered by VA’s guaranty.

The HIT may invest in certain loans or securities which in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured obligations.  These investments may consist of (i) federal government- related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Contingent Interest Mortgage Loans” and “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Early Repayment Loans” above.

Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac.  Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government’s insurance or guaranty, or against Fannie Mae or Freddie Mac’s obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate.  In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties.  There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due.  The HIT expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt.  Although the HIT does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest.  To address this risk, in circumstances where the HIT invests in contingent interest mortgage loans, the HIT intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the HIT against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

If the HIT obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder.  However, in the majority of these cases, the HIT will be the holder or beneficiary of the first priority lien.

The HIT’s ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate.  The economic performance of a project may be affected by a number of factors, including but not limited to, occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty.  It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage.  Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the HIT would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date.  If the HIT has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the HIT would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage.  However, even if the HIT obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage.  The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed.  In such event, a loss could be incurred because the HIT would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date.  The risk described in this paragraph does not apply to “balloon” loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.

In addition, not all loans or mortgage-related assets in which the HIT may invest are federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac.  Mortgage Securities which are not so insured or guaranteed and CMBS will be subject to all the risks inherent in investing in real estate.  See “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 7. Real Estate-Related Risks” below.

5.	Ratings

There can be no assurance that a rating that exists when a HIT investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant.  A downgrade in the rating or withdrawal of the rating may signify an increase in the risk of default on the related investment and would be likely to result in a reduction in the value of the investment.  Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.  Market events during the recent financial crisis beginning in 2007 caused some to question the extent to which one can rely on ratings.

6.	Diversification

The Investment Company Act defines a “diversified company” as an investment company that maintains at least 75% of the value of its assets in, among other investments, securities of any one issuer limited to an amount not greater in value than 5% of the value of the company’s assets.  In this connection, the Declaration of Trust does not specify the proportion of the HIT’s assets that may be committed to a single Mortgage Security or Mortgage Securities issued, insured or guaranteed by any firm or entity.  The HIT plans to follow a policy of investing no more than 15% of its assets in any single Mortgage Security as of the time of investment.  Given the foregoing definition of a diversified company, the HIT’s ability to invest up to 15% of its assets in a single Mortgage Security under this policy may from time to time result in the HIT’s portfolio shifting from non-diversified to diversified and back again, without prior investor approval.  This shift would under normal circumstances be contrary to Section 13(a)(1) of the Investment Company Act, absent prior security holder approval.  However, the HIT has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the HIT to conduct its investment practices as described above.  To the extent the HIT operates as a non-diversified company, the risk of loss on its investments will be increased.  See “HISTORY - EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT” in this SAI above.  To the extent the HIT invests in the assets of fewer issuers, the HIT will be more susceptible to negative events affecting those issuers.

7.  Real Estate-Related Risks

The HIT is required to invest primarily in Mortgage Securities that are (i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac, or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac.  In addition, almost all of the HIT’s other Mortgage Securities have some form of credit enhancement to protect against losses in the event of a default.  However, to the extent that a Mortgage Security does not have credit enhancement or if Fannie Mae, Freddie Mac, a state or local government entity or private entity which provides credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan or in certain cases where the HIT acts as an originator, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security.  Current economic difficulties in the real estate market and in the equity and debt capital markets have increased these risks.  Some of these risks are described below.

(a)
Construction Risks. The construction period is an extremely risky phase of any project development for a variety of reasons.  For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy.  In addition, the construction period may be subject to unforeseeable delays and difficulties that may adversely affect the project and the related construction loan.

The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses.  During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities.  Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans.  For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property.  Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services, construction or labor disputes, delays in construction caused by adverse weather, casualty and other factors, poor management, delays, unanticipated costs and difficulties in obtaining lease-up of a project and other unforeseen occurrences.  Such cost overruns and delays may adversely affect the developer’s ability to complete the construction of a project, as well as the economic viability of a project.

Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs.  In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan.

There is no assurance that a borrower will be able to complete the construction or lease-up of a project as required.  Delays may result from a variety of causes, including, without limitation, the factors discussed above, despite the developer’s contractual obligations as to completion and lease-up.  Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the HIT is providing only construction financing) or other financial assistance for the project.

Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable.  In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.

(b)
Risks Affecting the Operation of Projects and Repayment of Permanent Loans.  A borrower’s ability to make required payments on any mortgage loan after the completion of construction of a project will be affected by a variety of factors.  These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy, sound management of the project, timely receipt of rental income, increases in rents to cover increases in operating expenses (including taxes, utility rates and maintenance costs), and the costs of required repairs resulting from reasonable wear and tear and casualties and changes in applicable laws and governmental regulations.  In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, high unemployment rates, rent controls and profit controls.  There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related mortgage loan on a timely basis.  In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related mortgage loan is likely to occur.

(c)
Environmental and Litigation Risks.  Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property.  Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage.  In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale, may be liable for the costs of cleaning up a contaminated site.  Such costs could be substantial.  The imposition of such costs on a project owner may adversely affect such owner’s ability to pay the debt service on a mortgage loan.  It is unclear whether such costs would be imposed on a secured lender such as the HIT or any secured lender acting on behalf of the HIT in the event that the secured lender did not actually acquire title to the project.  In the event that title to a project securing a mortgage loan was acquired by the HIT or any lender acting on behalf of the HIT and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the HIT as a secured lender or any secured lender acting on behalf of the HIT even if the HIT or such other lender did not acquire title to the project), the HIT could realize a loss.

Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project.  A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations.  Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan.

(d)
Foreclosure Risks.  In those limited instances in which the HIT invests directly in mortgage loans rather than in Mortgage Securities backed by mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located.  Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee’s sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust.  Foreclosure of a mortgage generally is accomplished by judicial action.  The action is initiated by the service of legal pleadings upon all parties having an interest in the real property.  Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants.  The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings.  Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a “cramdown” by a bankruptcy court.  Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may be less than the HIT’s investment.  Recent economic conditions have caused a relatively large increase in the number of foreclosures.

In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale.  In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure.  In other states, redemption may be authorized if the former borrower pays only a portion of the sums due.  The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property.  Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

8.  Defaults on Credit-Enhanced Bridge Loans

If the issuer of any letter of credit or other form of guaranty which secures a Credit-Enhanced Bridge Loan fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the risk that LIHTC or RTC investors may not make required payments on their obligations to the development owner as scheduled and also to certain real estate risks relating to the underlying development.  LIHTC or RTC investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur, in which event, the HIT may not have any remedy. In addition, however, the LIHTC or RTC investors may not make the payments as a result of changes in the financial capacity of the LIHTC investors themselves.  This may be more likely during periods of economic downturn.  In the event that the LIHTC or RTC investors do not make required payments, the HIT may be required to enforce the obligations of the LIHTC or RTC investors under their notes or other payment agreements with the development owner.  Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting LIHTC or RTC investors’ ownership interests.  As the owner of such interests in the development owner, the HIT would be subject to the real estate risks that any development owner would face.  Certain of these risks are described above under the caption “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 7. Real Estate-Related Risks”.

9.  Risks of CMBS

In general, the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, since payments and the timing of payments made in respect of the CMBS depend on payments received on and other recoveries with respect to the underlying mortgage loans.  These risks reflect, among other things, the effects of local and other economic conditions on real estate markets, the ability of tenants to make rent payments, and the ability of a property to attract and retain tenants.  Economic difficulties in the real estate market and capital markets may increase these risks.  See “DESCRIPTION OF THE HIT, ITS

INVESTMENTS AND RISK--Risk Factors--7. Real Estate-Related Risks” above.  Certain types of commercial properties may also be subject to other risks in addition to those described in that section.  CMBS are not insured or guaranteed by any government agency or instrumentality, by any private mortgage insurer or by any other firm or entity.

10.  Risks of Total Return Swap Contracts

Total Return Swap Contracts (“TRS Contracts”) are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments.  The use of TRS Contracts requires an understanding not only of the referenced asset and reference rate, but also of the contract itself, without the benefit of observing the performance of the contract under all possible market conditions.  As a result, TRS Contracts may involve risks that are different from and may be greater than those of the underlying tax-exempt bonds, the other assets held by the HIT, or the HIT’s market index.  The risks of TRS Contracts may be higher during periods of economic and financial volatility.  Some of these risks are described below:

a)
Counterparty Risk.  TRS Contracts are subject to the possibility that the counterparty may fail to make payments to the HIT or to otherwise fulfill its contractual obligations and that collateral proffered in the event of such default may be inadequate to make the HIT whole.

b)
Market and Convergence Risk.  The HIT bears the risk that it will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in entering into TRS Contracts.  In particular, the relationship between tax-exempt rates and taxable rates could move in a direction different from that expected by the HIT.  Market forces could, among other things, cause the rate determining payments due to the HIT to decrease relative to the rate determining payments owed by the HIT.  In addition, the HIT may lose money to the extent transaction costs associated with the TRS Contracts exceed the benefits obtained by entering into them.

c)
Liquidity Risk.  TRS Contracts may also be subject to liquidity risk, which exists when a particular contract is difficult to purchase or sell or when it is not possible to enter into a TRS Contract or terminate a TRS Contract at an advantageous time or price.  In addition, certain TRS Contracts may be subject to the HIT’s limitation on investments in illiquid securities.

d)
Leverage Risk.  TRS Contracts may effectively add leverage to the HIT’s portfolio because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the HIT to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another.  A TRS Contract will not be considered to constitute the issuance of a “senior security,” and will not be subject to the 300% percent asset coverage requirement otherwise applicable to borrowings by the HIT, if the HIT covers the transaction in accordance with SEC requirements.

e)
Payment Date and Valuation Risk.  The HIT could bear temporary payment date risk related to TRS Contracts requiring payment streams on a schedule that fails to match up.  The HIT may bear some additional risk of loss on TRS Contracts that require subjective valuations of gains or losses of the underlying bonds for purposes of calculating termination payments.

11.  Risks of Forward Commitments

As explained above, the HIT may invest in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment, typically either in or backed by mortgage loans that have not yet closed.  In periods of declining interest rates or as a consequence of other market factors, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT.  In general, the risks of investing in forward commitments reflect the risks of investing in other Mortgage Securities.  However, the HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property.  In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued.  The HIT retains the deposit if any such investment is not delivered to the HIT.  These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required.  Finally, forward commitments may add leverage risk to the HIT’s portfolio because the HIT would be subject to potential compound losses on any asset which it is committed to purchase and on the assets that it holds pending that purchase.

12. Risks Related to Fannie Mae and Freddie Mac Investments

As of December 31, 2012, approximately 51.2% of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac.  Market conditions which arose in 2008 and continue today adversely affected the ongoing ability of Fannie Mae and Freddie Mac to operate their businesses.  However, in September 2008, the U.S. government took Fannie Mae and Freddie Mac into conservatorship.  As conservator, the Federal Housing Finance Agency (“FHFA”) has the authority to transfer any of Fannie Mae’s or Freddie Mac’s assets or liabilities, including their guaranties, without the approval of any other party, including any holder of Mortgage Securities guaranteed by Fannie Mae or Freddie Mac.  To date, the FHFA has not publicly announced any intention to transfer any of Fannie Mae’s or Freddie Mac’s guaranties to another party.  In addition, Fannie Mae and Freddie Mac may borrow funds from the U.S. Treasury.  In addition, under existing legislation, FHFA must place Fannie Mae or Freddie Mac into receivership if FHFA’s director determines that either entity’s assets are, and for a period of 60 days have been, less than its obligations or that either entity is unable to pay its debts and has been unable to do so for a period of 60 days.  The director of FHFA may also place either Fannie Mae or Freddie Mac into receivership for other reasons.  In late December 2009, the U.S. Treasury Department expanded its agreement to provide to Fannie Mae and Freddie Mac equity sufficient to ensure a positive net worth through 2012 without regard to amount.  In February 2011, the Obama Administration reiterated its commitment to ensuring that Fannie Mae and Freddie Mac have sufficient capital to honor any guarantees issued now in the future and meet any of the debt obligations.  Under this commitment, the last requests to cover any funding for capital deficiencies would have been payable on March 31, 2013.  However, neither Fannie Mae nor Freddie Mac required funding for the fourth quarter of 2012.  Beginning January 1, 2013, the amount of funding available to Fannie Mae under the senior stock purchase agreement with the Treasury was $117.6 billion ($124.8 billion balance available as of December 31, 2009 less Fannie Mae’s net worth of $7.2 billion at December 31, 2012), and the amount available to Freddie Mac was $140.5 billion ($149.3 billion available as of December 31, 2009 less Freddie Mac’s net worth of $8.8 billion at December 31, 2012).  Beginning in 2013, both Fannie Mae and Freddie Mac are required to pay to the Treasury quarterly an amount by which their net worth (as defined in the agreement) exceeds their permitted capital reserve.  This replaces the payment of a 10% dividend on the Treasury’s preferred stock investments and ends the practice of the Treasury advancing funds to pay dividends back to the Treasury.  According to a statement from the Treasury, this change will support “the continued flow of mortgage credit by providing borrowers, market participants, and taxpayers with additional confidence in the ability of the GSEs to meet their commitments while operating under conservatorship.”  However, there can be no guarantee that the federal government will continue to provide assistance to Fannie Mae and Freddie Mac or that it will not change the terms of its obligations.

If FHFA were to become either entity’s receiver it could exercise certain powers that could adversely affect the holders of Mortgage Securities guaranteed by such entity.  These include the right to repudiate contracts and transfer guaranty obligations.  As receiver, FHFA could repudiate any contract entered into by Fannie Mae or Freddie Mac, as applicable, prior to the commencement of the receivership if FHFA determines, in its sole discretion, that performance of the contract would be burdensome and that repudiation of the contract would promote the orderly administration of the obligations of Fannie Mae or Freddie Mac, as applicable.  If any guaranty obligation were repudiated, the applicable receivership estate would be liable for certain damages under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Regulatory Reform Act”).  Any such liability could be satisfied only to the extent that the assets of Fannie Mae or Freddie Mac, as applicable, for that purpose.  If the guaranty obligations were repudiated, the holders of the related Mortgage Securities would receive from the trust under which the Mortgage Securities were issued only the amounts paid on the underlying mortgage loans.  As a result, the holders of such Mortgage Securities would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value, performance and liquidity of the investments.  For a description of these potential risks, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--7.  Real Estate-Related Risks” above.

Fannie Mae and Freddie Mac have indicated that, in certain circumstances, the FHFA would also have the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac to another party without any approval, assignment or consent from that entity or any other party.  If FHFA, as receiver, were to make such a transfer, the holders of the Mortgage Securities guaranteed by Fannie Mae or Freddie Mac, as applicable, would have to rely on the transferee for the satisfaction of the guaranty obligations and would be exposed to the credit risk of the transferee.  Any such transfer may also have a material adverse impact on the value, performance and liquidity of the affected Mortgage Securities.

Fannie Mae and Freddie Mac have indicated that during a receivership of Fannie Mae or Freddie Mac, in certain circumstances the holders of Mortgage Securities guaranteed by such entity may not be able to enforce rights under the trust documents pursuant to which the Mortgage Securities were issued against FHFA or enforcement of such rights may be delayed.

If Fannie Mae or Freddie Mac were placed into receivership and do not or cannot fulfill their respective guaranty to the holders of the Mortgage Securities they guaranteed, the holders could become unsecured creditors of Fannie Mae or Freddie Mac, as applicable, with respect to claims made under the guaranty.

As of December 31, 2012, approximately 48.4% of the HIT’s Mortgage Securities guaranteed by Fannie Mae or Freddie Mac were backed by single family loans.  Fannie Mae and Freddie Mac are currently operating certain mortgage refinance, modification and loss mitigation programs with funds from federally sponsored programs for distressed single family borrowers.  Fannie Mae and Freddie Mac may provide financial incentives to loan servicers and borrowers who participate in certain of these programs.  These programs may result in higher than expected rates of repurchase of the loans backing these Mortgage Securities by the mortgage originators or servicers, which would have the same effect as if the mortgage loans had been prepaid more quickly than anticipated.  However, certain other existing market conditions, such as shrinking credit availability, tighter underwriting requirements and declining home values, may reduce the likelihood of prepayment on Mortgage Securities backed by single family loans.

13.	Risks Related to Investments in Special Purpose Investment Funds to Facilitate the Utilization of New Markets Tax Credits

The HIT is permitted to invest, either directly or through its wholly owned CDE, in loans to special purpose investment funds to facilitate the utilization of the federal NMTCs, subject to the requirements set forth in the HIT’s Declaration of Trust.  However, because of the requirements of the NMTC program the underlying investment securities would be held by the HIT’s wholly owned CDE (or its designated subsidiary) and not by the HIT during the NMTC holding period.  The HIT would hold contractual, secured interests and/or other rights in the underlying investment security, including indirect ownership rights through its ownership of the CDE, but exercising these rights involves additional risk of loss that the HIT would not bear if it directly owned the security.  In addition, investments in NMTC structures will typically remain illiquid, and may be subject to liquidity risk, during the NMTC holding period.  Finally, there is a risk that the HIT may not be able to fully control all aspects of the choice of any required replacement investment in the event underlying transactions in NMTC-related investments liquidate during the holding period.

14.      Valuation Risk

The HIT generally holds securities that have no readily available price quotations.  These securities are valued using a fair value methodology under consistently applied procedures approved by the Board of Trustees.  For more information on valuation of HIT units, please see “VALUATION OF UNITS” below.  The sales price the HIT could receive for any particular portfolio investment may differ from the HIT's valuation of the investment, particularly for assets that are valued using a fair value methodology.  Investors who purchase or redeem Units may receive fewer shares or lower redemption proceeds than they would have received if the HIT had used an alternative valuation methodology

15.      Risk Related to Internal Management

The HIT is internally managed and as such does not employ the services of a third-party adviser, administrator, underwriter, or distributor, among other separate fund service providers (together "Service Providers"). Service providers may be liable to the fund for certain losses or expenses, such as those arising from an act of negligence or malfeasance; an allegation of such act leading to litigation; or an operational error, such as a valuation or trading error.  To the extent the Trust suffers such a loss or incurs such an expense, which is not reimbursed by insurance proceeds, such losses or expenses would be paid out of fund assets rather than out of the assets of the service provider.

MANAGEMENT OF THE HIT

The HIT is a common law trust organized under the laws of the District of Columbia pursuant to its Declaration of Trust.  Under the terms of the Declaration of Trust, the Board of Trustees of the HIT has overall responsibility for the management and policies of the HIT.  The Board of Trustees currently maintains four committees:  the Executive Committee, the Audit Committee, the Nominating Committee and the Committee of the Whole.  The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT’s day-to-day administration.

Up to 12 of the Trustees may be officers of the AFL-CIO or its member unions (“Union Trustees”); up to 12 Trustees may be either (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan, or (ii) officers, directors or trustees of housing, finance or real estate development organizations or current or former federal, state or local government officials (collectively, “Management Trustees”).  One Trustee, the Chairman, must be an individual who is not an officer, trustee or employee of any organization that participates in the HIT.  As of the date of this SAI, the Board of Trustees consists of the Chairman, seven Union Trustees and five Management Trustees.  The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term.  All of the members of the Board of Trustees, including the Chairman, are not interested persons as defined in Section 2(a)(19) of the Investment Company Act.

Between meetings of the full Board of Trustees, the Executive Committee of the Board of Trustees acts for the Board in overseeing HIT affairs.  The Executive Committee is currently composed of Chairman John Sweeney, who serves as chairman of the Committee, Management Trustee Richard Ravitch, Management Trustee Tony Stanley, Management Trustee Marlyn Spear and Union Trustee Richard Trumka.  The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.

The Audit Committee monitors the accounting practices and performance of the HIT’s management and independent registered public accounting firm.  The Committee is composed of Management Trustee Stephen Frank (designated Audit Committee Financial Expert), Management Trustee Marlyn Spear (designated Audit Committee Financial Expert), Union Trustee Elizabeth Shuler, and Management Trustee Tony Stanley.  The Audit Committee operates under a written charter adopted by the Board of Trustees.  Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of HIT management.

The Nominating Committee is currently composed of Chairman John Sweeney, Management Trustee Richard Ravitch, Management Trustee Tony Stanley, Management Trustee Marlyn Spear and Union Trustee Richard Trumka.  The Nominating Committee recommends candidates for election to the Board of Trustees.  Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants.  The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations.  However, it is the practice of the Board of Trustees, all members of which are disinterested, to set a record date by which Participants may submit matters for consideration by the Participants at the annual meeting, including recommendations for trustee candidates.  Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.  The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds and complementary skills.

The Committee of the Whole monitors the HIT’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the HIT.  This Committee is currently composed of all of the Trustees.

No committee functions as a compensation committee as such.  The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to some executive officers.

Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees the risk management of the HIT directly and, through its committee structure and delegations to HIT management, indirectly.  The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, internal controls, and portfolio management and which regulate the daily business conduct of the HIT.  The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year.  The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting.  The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually.  In addition, the Board of Trustees and the Audit Committee requires regular reports from independent valuation validation consultants and the HIT independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

The Board of Trustees met three times during the HIT’s fiscal year ended December 31, 2012.  The Audit Committee met two times, the Nominating Committee met one time and the Executive Committee met four times during the HIT’s fiscal year ended December 31, 2012.

The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT’s day-to -day administration.  The Portfolio Management Group staff, assisted by the Portfolio Management Committee, manages the portfolio to maintain a risk profile comparable to the benchmark index.  The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT staff to ensure that they meet the risk and return requirements of the HIT.  The Portfolio Management and Investment Committees are comprised of senior HIT staff.  The Executive Committee of the Board of Trustees reviews and approves any proposed single investment or transaction of $50 million or more.

TRUSTEES OF THE HIT

The current Trustees of the HIT, their principal occupations and qualifications for Board service, and other information are as follows:

Name, Address, Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service*	Other Directorships Held by Trustee**
John J. Sweeney 815 16th Street, N.W. Washington, D.C. 20006 Age 78	Chairman	Service as Chairman Commenced November 2009, Service as Trustee Commenced April 1981, Term Expires 2013
President Emeritus, AFL-CIO; formerly President, AFL-CIO; formerly Chairman, AFL-CIO Staff Retirement Plan.  Mr. Sweeney has particular knowledge and experience regarding the significant facets of the operations of the HIT, the mutual fund industry, pension funds and the labor movement.
None
Vincent Alvarez 275 Seventh Avenue, 18th Floor New York, NY	Union Trustee	Service Commenced December 2012, Term Expires	President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; formerly New York	None

*None of the Trustees of the HIT are “interested persons” as defined in the Investment Company Act.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act.

Name, Address, Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service*	Other Directorships Held by Trustee**
10001 Age 44		2015	City Central Labor Council Chief of Staff. Mr. Alvarez has particular knowledge and experience regarding the labor movement and public policy.
Arlene Holt Baker 815 16th Street, N.W. Washington, D.C. 20006 Age 62	Union Trustee	Service Commenced March 2008, Term Expires 2014
   Executive Vice President, AFL-CIO; Trustee,
   AFL-CIO Staff Retirement Plan; formerly
   President, Voices for Working Families and
   Executive Assistant to the President,
   AFL-CIO.  Ms. Holt Baker has
   particular knowledge and experience regarding
   pension funds and the labor movement.
None
James Boland 620 F Street, N.W. Washington, D.C. 20004 Age 62	Union Trustee	Service Commenced October 2010, Term Expires 2015
   President, International Union of Bricklayers and
   Allied Craftworkers (“BAC”); Co-Chair,
   International Masonry Institute; Co-Chair ,
   International Trowel Trades Pension Fund
   and BAC International Health Fund;
   Executive Board Member, BAC Staff Health Plan;
   Trustee BAC Local Union Officers and Employees
   Pension Fund and BAC Salaried Employees
   Pension Fund; formerly Executive Vice President
   and Secretary-Treasurer, BAC.  Mr. Boland
   has particular knowledge and experience
   regarding union pension funds, the construction
   industry and the labor movement.
None
Sean McGarvey 815 16th Street, N.W. Suite 600 Washington, D.C. 20006 Age 50	Union Trustee	Service Commenced December 2012, Term expires 2015
President, Building and Construction Trades Department, AFL-CIO; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO.  Mr. McGarvey has particular knowledge and experience regarding the construction industry, pension plans and investment and the labor movement.

None

Name, Address, Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service*	Other Directorships Held by Trustee**
Kenneth E. Rigmaiden 7234 Parkway Drive, Hanover, MD 21076 Age 59	Union Trustee	Service Commenced 2011, Term Expires 2014
    Executive General Vice President
   International Union of Painters and Allied
   Trades of the United States and Canada
   (IUPAT); Director, Coalition of Black
   Trade Unionists and Board for Partnership for
   Working Families; formerly Assistant to the
   General President, IUPAT; National Project
   Coordinator, IUPAT Job Corps Program;
   Director, United Way.  Mr. Rigmaiden has
   particular knowledge and experience regarding
   the construction industry and the labor
   movement.
None
Elizabeth Shuler 815 16th Street, N.W. Washington, D.C. 20006 Age 42	Union Trustee	Service Commenced 2009, Term Expires 2015
Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW.  Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.
None
Richard L. Trumka 815 16th Street, N.W. Washington, D.C. 20006 Age 63	Union Trustee	Service Commenced December 1995, Term Expires 2014
President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO.  Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the  financial industry, fund governance, pension funds, and the labor movement.
None
Stephen Frank 8584 Via Avellino Lake Worth, FL 33467 Age 72	Management Trustee	Service Commenced May 2003, Term Expires 2015
    Retired; formerly Vice President and Chief Financial
   Officer, The Small Business Funding Corporation.
   Mr. Frank has particular knowledge and experience
   regarding mortgage backed securities, financial and
   accounting matters and the financial industry.
None
Richard Ravitch 610 5th Avenue Suite 420 New York, NY 10020 Age 79	Management Trustee	Service Commenced 1991, Term expires 2015	Principal, Ravitch Rice & Co. LLC; Director, Parsons, Brinckerhoff Inc.; formerly Lieutenant Governor of the State of New York; Co- Chair, Millennial Housing	None

Name, Address, Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service*	Other Directorships Held by Trustee**

   Commission; President and Chief Executive
   Officer, Player Relations Committee of Major
   League Baseball.  Mr. Ravitch has particular
   knowledge and experience regarding the
   significant facets of the operations of the HIT,
   real-estate finance, the housing industry,
   labor relations and public policy.

Marlyn J. Spear, CFA 500 Elm Grove Road Elm Grove, WI 53122 Age 59	Management Trustee	Service Commenced March 1995, Term Expires 2015
Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Member, Greater Milwaukee Foundation Investment Committee; Chartered Financial Analyst designation and long-term investment management experience.  Ms. Spear has particular knowledge and experience regarding the significant facets of the operations of the HIT, union pension funds, finance and accounting, and the investment management industry.
Baird Funds, Inc.
Tony Stanley TransCon Builders Inc 25250 Rockside Road Cleveland, OH 44146 Age 79	Management Trustee	Service Commenced December 1983, Term Expires 2013
Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.  Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care; and the construction industry.

None
Jack Quinn 121 Elliot St. Buffalo, NY 14203 Age 62	Management Trustee	Service Commenced June 2005, Term Expires 2014
President, Erie County Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.  Mr. Quinn has particular knowledge and experience regarding the significant facets of the operations of the HIT and public policy.
Kaiser Aluminum Corporation

Union Trustees Holt Baker, Rigmaiden and Trumka and Management Trustee Quinn are “Class I” Trustees, whose terms expire at the 2014 Annual Meeting of Participants.  Union Trustees Alvarez, Boland, McGarvey and Shuler, and Management Trustees Frank, Ravitch and Spear are “Class II” Trustees whose terms expire at the 2015 Annual Meeting of Participants.  Management Trustee Stanley is a “Class III” Trustees whose term expires at the 2013 Annual Meeting of Participants.  Trustee Sweeney is the Chairman (a non-classified trustee) with a one-year term expiring at the 2013 Annual Meeting of Participants.

EXECUTIVE OFFICERS

The Executive Officers of the HIT are located at 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037.  The Executive Officers of the HIT are elected annually by the Board of Trustees to terms of approximately 12 months generally running concurrently with the fiscal year or until their respective successors are appointed and qualify.  No Executive Officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the HIT are as follows:

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Stephen F. Coyle Age 67	Chief Executive Officer	Service Commenced February 1992	Chief Executive Officer since 1992, AFL-CIO Housing Investment Trust.
Theodore S. Chandler Age 53	Chief Operating Officer	Service Commenced June 2009	Vice President, Fannie Mae; Deputy Executive Director, Massachusetts Industrial Finance Agency; Acting Director and Chief of Staff, Boston Redevelopment Authority.
Erica Khatchadourian Age 45	Chief Financial Officer since 2001	Service Commenced April 1993	Controller (2001) and Chief of Staff and Director of Operations (1997-2000), AFL-CIO Housing Investment Trust.
Chang Suh Age 42	Senior Executive Vice President/Chief Portfolio Manager since 2003	Service Commenced April 1998	Assistant Portfolio Manager from 2001-2003; Senior Portfolio Analyst from 1998-2001, AFL-CIO Housing Investment Trust.
Eric Price Age 51	Executive Vice-President since 2010	Service Commenced February 2010, Previous Service 1994-1998
Chief Executive Officer, Building America CDE, Inc.; formerly Senior Vice President, Abdo Development; Senior Vice President--Neighborhood Markets, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, District of Columbia.

Deborah Cohen Age 63	Chief Development Officer since 2009	Service Commenced in January 2008	Chief Director of Marketing and Investor Relations and Assistant Portfolio Manager, AFL-CIO Housing Investment Trust; Senior Director of Planning and Research, Federal Home Loan Banks.
Christopher Kaiser Age 48	Acting General Counsel since 2013 and Chief Compliance Officer since 2007	Service Commenced February 2007	Deputy General Counsel (2008-2013) and Associate General Counsel (2007-2008), AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, Securities and Exchange Commission.
Thalia B. Lankin Age 34	Director of Operations since 2012	Service Commenced March 2004	Chief Operating Officer, Building America CDE, Inc.; formerly Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Harpreet Peleg Age 39	Controller since 2005	Service Commenced March 2005	Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs.
Stephanie Wiggins Age 47	Executive Vice President and Chief Investment Officer (position formerly titled Chief Investment Officer – Multifamily Finance) since January 2001	Service Commenced November 2000
Director, Fannie Mae Production from 2000 - 2001, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President / Multifamily Transaction Manger, WMF Capital Corporation.

Information is accurate as of the date of this SAI.

2012 Compensation Table

The following table sets forth the aggregate compensation from the HIT, including any previously deferred compensation, paid during the 2012 fiscal year to each of the three highest paid officers of the HIT and to all Trustees of the HIT.  The HIT is a single, self-managed fund, and its staff as of December 31, 2012 included 57 employees.  Therefore, in addition to those individuals identified in the table below, the HIT had 49 other employees who earned aggregate compensation exceeding $60,000 during the 2012 fiscal year.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued as Part of HIT Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From HIT Paid to Trustees
Stephen Coyle2 Chief Executive Officer	$435,070	$210,924	Cannot be determined	Not applicable
Chang Suh3 Chief Portfolio Manager	437,882	70,000	$101,831	Not applicable

1      The estimated annual benefits payable upon retirement to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on final average salary and years of service.  See “THE RETIREMENT PLAN” below.
2      Aggregate HIT Compensation includes $22,500 of deferred compensation in 2012 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon.  Pension or Retirement Benefits as Part of HIT Expenses includes $5,000 of matching funds paid into the 401(k) Plan and $205,924 of deferred compensation in lieu of participation in the Retirement Plan.  The total amount deferred by Mr. Coyle through December 31, 2012 in lieu of participation in the Retirement Plan, including interest, is $2,407,771 and the total amount deferred under the 401(k) Plan through December 31, 2012, including interest and HIT matching, is $332,903.
3      Aggregate HIT compensation includes $17,000 of deferred compensation in 2012 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $5,000 of matching funds paid into the 401(k) Plan and $65,000 contributed to the Retirement Plan in 2012 on Mr. Suh’s behalf.  The total amount deferred by Mr. Suh as of December 31, 2012 under the 401(k) Plan, including interest and HIT matching, is $326,003.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued as Part of HIT Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From HIT Paid to Trustees
Theodore Chandler4 Chief Operating Officer	355,678	70,000	26,779	Not applicable
John Sweeney Chairman	--	--	--	-
Vincent Alvarez Union Trustee	--	--	--	--
Mark Ayers5 Union Trustee	--	--	--	--
Arlene Holt Baker Union Trustee	--	--	--	--
James Boland Union Trustee	--	--	--	--
Frank Hurt6 Union Trustee	--	--	--	--
Sean McGarvey Union Trustee	--	--	--	--
Kenneth Rigmaiden Union Trustee	--	--	--	--
Elizabeth Shuler Union Trustee	--	--	--	--
Richard Trumka Union Trustee	--	--	--	--
Stephen Frank Management Trustee	2,500	--	--	2,500
Richard Ravitch Management Trustee	0	--	--	0
Marlyn J. Spear Management Trustee	3,500	--	--	3,500

4      Aggregate HIT Compensation includes $22,500 of deferred compensation in 2012 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Chandler’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $5,000 of matching funds paid into the 401(k) Plan and $65,000 contributed to the Retirement Plan in 2012 on Mr. Chandler’s behalf.  The total amount deferred by Mr. Chandler as of December 31, 2012 under the 401(k) Plan, including interest and HIT matching, is $113,407.
5      Mr. Ayers passed away in April 2012.
6      Mr. Hurt resigned from the Board of Trustees effective December 2012.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued as Part of HIT Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From HIT Paid to Trustees

Tony Stanley Management Trustee	3,000	--	--	3,000
Jack Quinn Management Trustee	1,000	--	--	1,000

Prior to October 1, 1990, the HIT had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees.  Also prior to October 1, 1990, a Personnel Contract was in effect between the HIT and the AFL-CIO, whereby the HIT reimbursed the AFL-CIO for the AFL-CIO’s costs of employing personnel (other than the Chief Executive Officer) provided to HIT.  While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan (“Retirement Plan”), a defined benefit plan.  Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the HIT pursuant to the Personnel Contract.  The HIT adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990.  Effective October 1, 1996, the HIT adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees, including its Chief Executive Officer.

THE RETIREMENT PLAN

Under the Retirement Plan, contributions are based on an eligible employee’s base salary.  The Internal Revenue Service also imposed an annual maximum on the amount that can be counted in determining base salary during 2012, which amount was $250,000.  In general, rates are determined actuarially every year.  The Retirement Plan was funded by employer contributions at rates of approximately 26.00% of eligible employees’ base salaries during the twelve months ended December 31, 2012.  During 2012, the annual base salary for pension purposes of Mr. Chandler and Mr. Suh was $250,000 each.

The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan’s board of trustees and that make contributions to the Retirement Plan on their behalf.  Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more.  The amount of this pension depends on salary and years of credited service at retirement.  Eligible employees will receive 3.00% of an average of their highest three years’ base earnings (“Final Average Salary”), subject to the Internal Revenue Service limit noted above and to the AFL-CIO Staff Retirement Plan modification noted below for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years.  The Retirement Plan modified the calculation of the Final Average Salary effective December 31, 2009 such that, the Final Average Salary would be frozen for vested employees and would be capped as the average of the first three years of service for unvested employees.  Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications.  As of the date hereof, Mr. Chandler has approximately four and Mr. Suh has approximately 15 credited years of service under the Retirement Plan.

	Years of Service
Final Average Salary1	152	202	252	303	353
$100,000	$45,000	$60,000	$75,000	$77,500	$80,000
150,000	67,500	90,000	112,500	116,250	120,000
250,000	112,500	150,000	187,500	193,750	200,000

THE 401(K) PLAN

Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to the IRS maximum, set at $17,500 in 2013 (or up to $23,000 for eligible employees over the age of 50).  In 2013, the HIT is matching dollar-for-dollar the first $5,200 contributed.  The amount set aside by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name.  Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.  An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

An employee cannot withdraw these amounts unless the employee has a financial hardship.  A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee’s account, to meet the immediate financial need.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee’s employment.  An employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2012 to the Executive Officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2012, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual	Amount Paid or Distributed	Amount Deferred from HIT Aggregate Compensation	Employer Matching
Stephen Coyle	$24,000	$22,500	$5,000

1      The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan.  Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.
2      3.00% per year up to 25 years.
3      0.5% per year over 25 years.

Name of Individual	Amount Paid or Distributed	Amount Deferred from HIT Aggregate Compensation	Employer Matching
Chang Suh	0	17,000	5,000
Theodore Chandler	0	22,500	5,000

CODE OF ETHICS

The Board of Trustees of the HIT has adopted a Code of Ethics (the “Code”) under Rule 17j-1 under the Investment Company Act for the HIT.  The Code applies to the personal trading activities of “access persons” (generally, officers and employees of the HIT who participate in or have access to information respecting the HIT’s purchase or sale of investments).  The Code requires that access persons report their securities holdings and transactions to the HIT, and that such persons obtain pre-clearance from the HIT for certain transactions.  The Code permits access persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the HIT.  The Code is incorporated by reference as an exhibit to this Post-Effective Amendment to the HIT’s registration statement and has been filed with the SEC.

PORTFOLIO MANAGER

The HIT’s portfolio is internally managed and has no external investment adviser.  The Board of Trustees has determined that that the HIT’s internalized management structure is in the best interest of the HIT and Participants.  The member of the Portfolio Management Group primarily responsible for the day-to-day management of the HIT’s portfolio is Chang Suh.  Mr. Suh manages no other accounts and has no ownership interest in the HIT.

As the filing of this SAI, the HIT’s portfolio manager’s compensation generally consisted of base salary.  The portfolio manager’s base salary is determined by the manager’s experience and performance in the role.  In addition, the portfolio manager is eligible to participate in the HIT’s Retirement and 401(k) Plans (see “THE RETIREMENT PLAN” and “THE 401(K) PLAN” above), as well as the standard health and welfare benefits available to all HIT employees.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP

As of March 31, 2013, the following Participant owned of record and is known by the HIT to own beneficially 5% or more of Units:

Participant	Percentage of Units Owned
Central Pension Fund of the IUOE and Participating Employers	5.49%

Individuals are not eligible to invest in the HIT, and the Trustees and officers, as a group, own no Units in the HIT.

SALES AND DISTRIBUTION ACTIVITIES

The HIT’s Marketing Division, operating out of the HIT offices in the District of Columbia, conducts, and manages the other HIT staff members who conduct sales and distribution activities for the HIT.  Sales and distribution activities are directed to eligible investors and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the HIT’s offering of Units, and the ministerial and clerical work of effecting sales of Units.  Expenses of sales and distribution of Units in this manner are paid by the HIT pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act (the “Distribution Plan”).  Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 2012 were $665,167 which represents approximately 0.01% of the HIT’s average net assets.  At its April 2013 meeting, the Board of Trustees approved the use of up to $600,000 or 0.05 percent of the HIT’s average monthly net assets on an annualized basis for the fiscal year, whichever is greater, under the HIT’s Distribution Plan, from which non-material increases may be made by the Board.  No material increase in the budget for the Distribution Plan will be made without Participant approval.

Of the $665,167 of sales and distribution expenses incurred for the year ended December 31, 2012, the following amounts were expended on each of the categories listed below.  All such amounts were paid in cash.

Category	Year Ended December 31, 2012
Printing and mailing of prospectuses to other than current security holders	$ 3,013
Advertising	43,947
Compensation to sales personnel (salaries plus fringe benefits)	519,868
Other (includes travel and meeting expenses, office supplies, consulting fees and expenses)	88,339
TOTAL	$ 665,167

No interested person of the HIT or any disinterested Trustee had any direct or indirect financial interest in the operation of the Distribution Plan or related agreements during the year ended December 31, 2012 with the possible exception of certain of the HIT’s marketing staff who, if determined to be “interested persons” of the HIT, would have such an interest because part of their compensation is covered by the Plan.

PARTICIPANT UNITS

SECURITIES OFFERED

Beneficial interests of the HIT are divided into Units representing equal portions of the HIT assets.  Rights arising from ownership of Units are set forth in the Declaration of Trust.  The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by Participants.  However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the HIT that equitably belongs to any Participant (other than such part as is required to pay the expenses of the HIT) is to be used for any purpose other than the exclusive benefit of the investors.  In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the HIT’s outstanding Units.

Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors for the HIT and to approve changes in investment policy.  Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in the event of a liquidation of the HIT.  No preemptive rights attach to Units; the HIT has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units.

The majority of jurisdictions in the United States recognize a trust, such as the HIT, as a separate legal entity, wholly distinct from its beneficiaries.  In those jurisdictions, the beneficiaries of a trust, such as the Participants in the HIT, are not liable for the debts or other obligations of the trust.  A few jurisdictions do not recognize so-called “business trusts” as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts.  The HIT, nevertheless, does not expect to exclude otherwise eligible investors in such jurisdictions from investing in Units.

It is the practice of the HIT to require that every written contract that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the HIT.  In most jurisdictions, Participants will have no personal liability under any contract that contains this provision.  However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT.  These claims could include contract claims (where the contract does not limit personal liability), tort claims, tax claims and certain other statutory liabilities.  If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT’s assets and insurance were not adequate to satisfy the claims.

Units are not transferable and are not assignable.  No holder of a Unit has the authority to pledge the Unit as collateral for any loan.  The HIT does not issue certificates to evidence ownership of Units.  In lieu thereof, Units are issued and redeemed by book entry and without physical delivery of any securities.

The HIT may be terminated at any time by the Trustees after notice in writing to all Participants.  The Declaration of Trust may be amended or altered at any time by the Trustees.

ELIGIBLE PARTICIPANTS

Only “Labor Organizations” and “Eligible Pension Plans” are eligible to own Units.  Pursuant to the Declaration of Trust, a “Labor Organization” means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment; any employee benefit plan (such as a voluntary employee beneficiary association (VEBA)) that benefits the members of such an organization, or any other organization that is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization.  Pursuant to the Declaration of Trust, an “Eligible Pension Plan” is defined as:

(a)
a pension plan (“Pension Plan”) constituting a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

(b)
a governmental plan (“Governmental Plan”) within the meaning of section 414(d) of the Code which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

(c)
a master trust holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization;

(d)	a pension or retirement program of a non-United States jurisdiction that is similar to a “governmental plan” as defined in Title 29, Section 1002(32) of the United States Code; or

(e)
a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.

PRICING, PURCHASE AND REDEMPTION OF UNITS

The price of Units is based on Net Asset Value or NAV.  Net Asset Value for a particular purchase will be determined as of the close of business on the last business day of the calendar month (each such date a “Valuation Date”) following receipt of the purchase order by dividing the value of the HIT’s investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date.  See “VALUATION OF UNITS” below for a discussion of the valuation methods used by the HIT in determining its Net Asset Value.

Whole or fractional Units may be purchased as of monthly Valuation Dates.  A request for purchase of Units and the required payment for Units by check or wire transfer must be received by the HIT before the Valuation Date as of which they are to be issued.  A minimum initial purchase of $50,000 is required.  All purchase payments will be held in one or more short-term investments until the Valuation Date.  A copy of the participation form that will be used to hold purchase payments is available upon request.  There is no sales charge or commission payable in connection with the purchase of Units.

The HIT will redeem Units, without charge, at NAV calculated as of the last business day of the applicable month, i.e., each Valuation Date.  To sell Units, a redemption request must be submitted to the HIT by signed writing and it must be received on a business day at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15-day notice requirement.  Redemption requests may be submitted by facsimile.  If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request.  A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

For additional information about purchasing and redeeming Units, please see “BUYING AND SELLING UNITS IN THE HIT” in the Prospectus.

BROKERAGE FEES

The HIT handles all sales and redemptions of Units directly through its transfer agent, and as a result does not engage in any brokerage-related activities.  Throughout the life of the HIT, it has had no relationships with brokers with respect to sale of Units and there have been no brokerage commissions, markups or markdowns on principal transactions.  As such, no brokerage commissions were paid by the HIT over the past three years.

VALUATION OF UNITS

The price of Units is based on Net Asset Value as of each monthly Valuation Date, which is determined by dividing the value of the HIT’s investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

The HIT, through its fund accountant, uses readily available independent market sources that provide the basis for the monthly valuation of the HIT’s assets for which there are readily available market quotations.   These values are checked for reasonableness by the HIT staff.  The HIT’s assets for which there are no readily available market quotations are valued at fair value determined in good faith under consistently applied procedures approved by the Board of Trustees.  The HIT has also retained an independent firm to determine the fair value of such securities.  This process ensures that the valuation of the assets in the HIT’s portfolio accurately reflects the fair value of each investment, based on its unique characteristics.  In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by HIT staff to determine whether valuation adjustments are appropriate based on any specific information and circumstances of the investment (e.g., prepayment speeds).  All such HIT adjustments must be reviewed and approved by the independent valuation firm prior to incorporation into the Net Asset Value.  In order to monitor the continued appropriateness of the HIT’s valuation process, the HIT obtains a third-party review of its portfolio valuations on a quarterly basis.

The major bond markets in New York are typically closed on New Year’s Day, Martin Luther King Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Investments that mature less than 60 days from the Valuation Date are valued at amortized cost which constitutes fair value under the procedures adopted by the Board of Trustees.  Investments in instruments which mature more than 60 days from the Valuation Date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale.  Investments in instruments maturing more than 60 days from the Valuation Date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

The shares of Building America, the HIT’s wholly owned subsidiary, are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees, which currently represents the net asset value of BACDE.

Valuation of Mortgage Securities and Other Securities

Mortgage Securities, including securities backed by permanent mortgages and construction loans,

participation certificates and other mortgage-backed obligations, and Other Securities are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category.  The market-based discount rate is composed of a risk-free yield (e.g., a United States Treasury Note), adjusted for an appropriate risk premium.  The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the investment being valued as adjusted for other market considerations.  The value of Mortgage Securities backed by loans for which the HIT finances the construction and permanent mortgage is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan.  For Mortgage Securities backed by construction-only loans, the outstanding principal balance of the underlying loan is used to approximate value, assuming no decline in credit quality.

Valuation of State and Local Government Credit-Enhanced Mortgage Securities, Privately Credit-Enhanced Mortgage Securities, and Mortgage Loans For Projects Which Meet Specified Underwriting Criteria

1.
Public Ratings.  Obligations which carry a public rating from one or more nationally recognized statistical rating organizations are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable quality, interest rates and maturities.

2.
No Public Rating with Recourse to Issuer and/or with Credit Enhancement.  Obligations which do not carry a public rating but are with recourse to the issuer and/or have the benefit of credit enhancement from a private or public entity are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable yield and term to maturity and of a quality which, in the HIT’s determination, is most nearly comparable to obligations in any one or more of the following categories:

(a)	obligations which carry a private rating upon which the HIT is entitled to rely shall be valued against securities having comparable public or private ratings;

(b)
obligations which are guaranteed or otherwise secured by the general credit or moral obligation of a state or local government or an agency or instrumentality thereof shall be compared to other publicly sold obligations of the particular state or local government or agency or instrumentality thereof carrying comparable guaranties or security arrangements;

(c)
obligations with respect to which no other publicly sold obligations issued or guaranteed or otherwise secured by a particular state or local government or agency or instrumentality thereof are available (for purposes of determining comparable quality) will be valued as if they were comparable in quality to the lowest rated “investment grade” obligations of the particular issuer with respect to which comparable quotes are available, and if the only obligations of such issuer with respect to which comparable quotes are available are of a grade higher than the  lowest rated investment grade, the HIT will make an appropriate discount from quotes on such obligations to reflect a reduction to the lowest rated investment grade;

(d)
obligations which have credit enhancement provided through a letter of credit, insurance or another form of guaranty provided by a private entity will be valued against other publicly sold obligations having comparable quality credit enhancement; or

(e)
obligations with respect to which no publicly sold securities of comparable quality are found in accordance with the foregoing guidelines will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

The averaging of quotes from dealers may be supplemented by application of the following valuation criteria when, in the opinion of management, the application of such supplemental criteria is warranted or desirable:

(a)	discounting of expected future cash flows;

(b)	assessing the nature of the issuer or the entity providing credit enhancement, as applicable, risks it is subject to, and historical patterns of revenue assessment and collection;

(c)	assessing tangible book value and financial condition of the issuer or the entity providing credit enhancement, as applicable; and/or

(d)	assessing revenue history of the issuer or the entity providing credit enhancement, as applicable.

Obligations with respect to which a notice of redemption has been issued will be valued on the basis of their current market yield and yield to maturity, if the HIT has no reason to believe that payment on the obligations will not be made at the call date.  Any obligations (i) which are in default or (ii) with respect to which one or more underlying assets are in default and there is no mortgage insurance or other credit enhancement available to assure full and timely payment will be valued by management based upon the particular facts and circumstances of the case.

3.
No Public Rating without Recourse to Issuer and without Credit Enhancement.  Obligations which do not carry a public rating, are without recourse to the issuer, and are without credit enhancement will be valued by the valuation consultant on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

4.
Mortgage Loans for Projects Which Have Evidence of Support From a State or Local Government and/or Which Meet Specified Underwriting Criteria.  Obligations which do not carry a public rating and are without credit enhancement will be valued by the valuation consultant on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

Valuation of Contingent Interest Loans

Contingent interest mortgage loans bear a base rate of interest at a rate below the market rate for non-contingent interest mortgage loans prevailing at the time the loan was made in return for the right to receive as additional interest a portion of (i) net operating or gross cash flow from operations, and/or (ii) proceeds from the sale, refinancing or disposition of the related project.  In general, the interest in the early years is lower than would be the case for non-contingent interest mortgage loans, but increases in later years as net operating or gross cash flow increases and/or proceeds of a sale or refinancing are received, and the contingent interest payable in connection therewith is added to the base interest.  The HIT, as holder of the contingent interest loan or of an interest therein or of an obligation secured thereby, is entitled to receive the additional interest in excess of the base interest rate.  Because the amount of any proceeds from net cash flow cannot be determined in advance, and the amount of any proceeds from a sale or refinancing cannot be determined before a sale or refinancing actually occurs, it is not possible to value the contingent interest feature with precision.

The values of non-contingent interest mortgage loans are affected primarily by changes in interest rates and secondarily by the performance of the underlying property.  With regard to contingent interest mortgage loans, however, the performance of the underlying property becomes a more important determinant of value.

Contingent interest mortgage loans generally are accounted for by an estimate of the underlying property’s value in those circumstances where no exchange market exists.  It is possible that the exchange value that would take place between a willing buyer and a willing seller could differ from the estimated value, and that the difference could be significant.  The estimated value is determined by an appraisal method that discounts the expected cash flows of the underlying property.  During the initial years the investment is carried at outstanding principal amounts plus accrued interest (assuming no inherent credit problems with the underlying property).  In later years, as the property matures, the HIT may record appreciation or depreciation in the value of the investment based on whether the performance of the underlying property exceeds or falls short of expectations.  As long as the underlying property is projected to generate net operating cash flow at a level that would produce interest above the base rate, the amount of the projected contingent interest obligation is accruable by the HIT throughout the term of the investment.  In no event, however, will the carrying value of the underlying property exceed its appraised value at any reporting date.

Determining the value of underlying properties necessarily requires assumptions and estimates about future events and cash flows of the properties.  The HIT intends to engage a qualified MAI appraiser to perform the appraisal of underlying property every five years and to place into effect appropriate procedures to assess the relevance of individual appraisals so that the HIT may update them annually.

In addition to the valuation methods described above, all investments are reviewed and appropriate adjustments are made to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses and any material impairments in value arising from the specific conditions of investment (e.g., mortgage in default).

DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Pro rata distributions of net income earned during the preceding month are paid to Participants each month.  Such distributions are made in cash.  Pursuant to an Internal Revenue Service ruling received by the HIT, a Participant may authorize the HIT automatically to reinvest any distributions to which the Participant is entitled in the HIT in exchange for a corresponding amount of Units, calculated at the Net Asset Value as of the end of the calendar month.

TAX ISSUES

The Prospectus contains information about the federal income tax considerations applicable to the HIT and certain federal income tax consequences of ownership of Units.  Certain supplementary information is presented below.

The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code.  This relieves the HIT (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains of the HIT (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be treated as capital gains of the Participants, regardless of how long Participants have held their Units in the HIT.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the HIT’s annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the HIT diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the HIT’s assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the HIT’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the HIT distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

The HIT would be subject to a 4% non-deductible excise tax on certain amounts if they were not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement.  The HIT intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

The HIT may purchase debt securities that contain original issue discount.  Original issue discount that accrues in a taxable year is treated as income earned by the HIT and is subject to the distribution requirements of the Internal Revenue Code.  Because the original issue discount earned by the HIT in a taxable year may not be represented by cash, the HIT may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code’s distribution requirements.  Debt securities acquired by the HIT also may be subject to the market discount rules.

OTHER

On occasion, the HIT may compare its performance to that of the Barclays Capital Aggregate Bond Index, other industry indices, averages or data, or other funds with similar investment objectives in marketing materials, reports to Participants, or other communications.  The following publications, reports, benchmarks, indices and averages, as well as others, may be discussed or otherwise used in communications:  Pension and Investment Performance Evaluation Reporting; Nelson Reporting; Lipper Mutual Fund Performance Analysis; Lipper Mutual Fund Indices; Barclays Capital Indices; or Salomon Smith Barney Indices.  References to financial publications that may discuss the HIT or rate HIT performance over various time periods may also be used in communications.  The HIT may also reprint and distribute articles from these and other publications.  When comparing its performance to a market index, the HIT may refer to various statistical measures derived from the historic performance of the HIT and the index, such as standard deviation and coefficient of correlation.  As with other performance data, performance comparisons should not be considered indicative of the HIT’s relative performance for any future period.

GENERAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

HIT’s Participants, at their 2012 Annual Meeting, approved Ernst & Young, LLP (“EY”), 8484 Westpark Drive, McLean, Virginia 22102 as HIT’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

CUSTODIAN AND TRANSFER AGENT

In February 2004, the HIT entered into a Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing) (“BNY Mellon”), a mutual fund services company whose principal office is located at 301 Bellevue Parkway, Wilmington, DE  19809.  Pursuant to this agreement as amended, BNY Mellon serves as the HIT's transfer agent, registrar, distribution disbursing agent and provides certain reporting and other services to Participants.  BNY Mellon commenced performance of these services as of May 1, 2004.  The HIT pays BNY Mellon an annual fee of $95,000 (plus certain fees and expenses).

In February 2004, the HIT entered into a Custodian Services Agreement with Bank of New York Mellon (formerly PFPC Trust Company) (“Bank of New York”), whose principle office is located at One Wall Street New York, NY 10286.  Pursuant to this agreement as amended, Bank of New York serves as the HIT’s custodian.  Bank of New York took over safekeeping of the HIT’s Mortgage Securities effective May 1, 2004.  The HIT pays Bank of New York an annual fee equal to 0.0025% of the HIT’s average gross assets, which is estimated to amount to approximately $105,000 in 2013, in addition to certain fees and expenses).

LEGAL MATTERS

Certain legal matters in connection with the offering of Units were reviewed for the HIT by Bingham McCutchen LLP, 2020 K Street, N.W., Washington, D.C. 20006 and Perkins Coie LLP, 700 Thirteenth Street N.W., Washington, D.C 20005.

INSURANCE AND BONDING

As of the date of this document, the HIT maintains professional liability insurance coverage with Federal

Insurance Company for $10,000,000 and excess coverage with XL Specialty Insurance Company for an additional $10,000,000 (for $20,000,000 of total coverage, pursuant to policies that expire on March 3, 2014) and general liability insurance coverage with Travelers Indemnity Company for $2,000,000, with an umbrella policy for an additional $5,000,000 pursuant to policies that expire on March 24, 2014.  The HIT also maintains, in accordance with rule 17g-1 under the Investment Company Act, a Form 14 Financial Institution Bond for $15,000,000 with the Fidelity and Deposit Trust Company of Maryland that expires on May 17, 2014.  This bond exceeds the minimum amount required (based on the HIT’s assets) under rule 17g-1 of the Investment Company Act.  Copies of the HIT’s certificates of insurance for these and other miscellaneous policies will be provided upon request.  The HIT’s insurance policies may be amended or renewed on different terms.

INTERNET POSTINGS, PRESS RELEASES, REPORTS AND OTHER COMMUNICATIONS

From time to time, the HIT will make public website postings, press releases, reports, newsletters or other materials concerning its financing of particular housing projects, its involvement in particular housing development initiatives, its investment in particular geographic areas, its use of union labor in its projects, or its participation in programs to increase opportunities for homeownership.  These materials will often be directed at educating prospective real estate developers, housing groups, non-profit organizations, public officials, or the broad labor community concerning the activities of the HIT in these areas.  The materials may also contain information about Building America, the HIT’s wholly owned subsidiary.  The HIT maintains a website at www.aflcio-hit.com, on which certain material about the HIT may be found.

FINANCIAL STATEMENTS

The audited financial statements of the HIT for the fiscal year ended December 31, 2012, including notes thereto and the report of Ernst & Young, were filed with the Securities and Exchange Commission on March 8, 2013 (Accession No. 0001099910-12-000046) as part of the HIT’s 2012 Annual Report on Form N-CSR, and are incorporated by reference into this SAI.

APPENDIX A

STANDARD AND POOR’S DEBT RATINGS DEFINITIONS

ISSUE CREDIT RATING DEFINITIONS

 A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

6. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX B

STANDARD AND POOR’S HFA GO DEBT AND STATE HFA ISSUER

HFA ICR Criteria

Standard & Poor's analytical approach to assessing an issuer credit rating (ICR) for an HFA takes market, as well as agency-specific, risks into account, particularly when evaluating how an agency generates revenues and what factors could adversely affect its ability to service its GO debt. In assigning HFA ICRs, Standard & Poor's assesses the stability and level of agency capital available to absorb loan losses and other charges related to its debt structure, as well as the quality and liquidity of its assets. ICRs entail an in-depth assessment of financial strength, management, and the agency's relationship with state or local government. Economic factors endemic to the state or locality in which the agency operates also are considered in light of the agency's financial position and the loan portfolio.

Agency assets consist primarily of mortgage loans for single-family homeownership and multifamily rental housing for low- and moderate-income individuals and families. The relatively low tax-exempt interest rates and access to federal, state, and local housing assistance programs provide the necessary subsidy to create high-quality, below-market-rate loans. In addition, HFAs are answerable to state legislatures and other governmental entities. The public nature of HFAs makes the autonomy of their management and security of general net assets an important credit consideration.

Standard & Poor's evaluates the capacity and willingness of HFAs to repay GO debt by examining key analytical areas:

●	Earnings quality, financial strength, and capital adequacy,

●	Asset quality,

●	Debt levels and types,

●	Management and legislative mandate, and

●	Economy.

Earnings quality, financial strength, and capital adequacy

In order to gauge earnings quality and stability, Standard & Poor's generally reviews financial performance for the most recent five years, with emphasis placed on any notable fluctuations. A premium is placed on consistency of performance. However, one bad year is not necessarily a negative factor, unless it signifies the beginning of a permanent shift.

Standard & Poor's uses income statement analysis to evaluate revenue sources, cost controls, and profitability in tandem with a balance sheet analysis of liquidity, capitalization, and asset quality as discussed below. Both approaches involve evaluation of an agency's cash accumulation levels, types of investments, interfund borrowing, historical use of debt, loan loss reserves, REO, net charge-offs, equity, and quality of unrestricted net assets.

The principal areas of analysis are leverage, profitability, asset quality and liquidity. While all these factors are important, Standard & Poor's tends to place the highest emphasis on equity, since it gives an indication of the resources available to sustain operations in difficult circumstances or fund programs that further the mission of expanding housing affordability. HFAs tend to be well-capitalized entities that have been able to build equity in various environments.

Profitability indicates how efficiently an agency operates. Agencies that are able to grow large loan portfolios typically have higher profitability than those whose portfolios are stable or declining. The ability of an HFA to issue debt at a low enough rate to support affordable loans at a higher rate, "earning spread", is a key element to profitability and speaks to an agency's financial acumen and access to capital markets.

Standard & Poor's will adjust leverage and profitability measures for GASB 31, the accounting rule that requires governmental entities to reflect their assets and income for changes in the value of investments. HFAs have considerable investments that they will hold until the term of the bond issue. GASB 31 requires these investments to be reflected at market value and for that change in value to be reflected as a loss or gain in income. Because agencies will not liquidate investments prior to their maturity at face value, GASB 31 is not relevant to HFAs and introduces unnecessary volatility in net income and net assets.

Besides the asset quality elements described below, Standard & Poor's assesses an HFA's loan portfolio through ratios. The main ratios measure an agency's loans that are at least 60 days or more delinquent or in foreclosure against an agency's assets and reserves. An agency with a comparably high percent of NPAs to assets may not be penalized as much if it has a high level of reserves to cover losses on those loans.

The final set of ratios measure an agency's liquidity to cover short-term financial needs. The main ratio of loans to assets tends to be among the most stable of all HFA ratios. While desirable, high liquidity is often at odds with an agency's mission of providing access to loans and reduces profitability. As a result, liquidity ratios often receive the lowest weight in terms of significance.

The financial analysis described above is viewed within the risk profile of an agency. One tool that Standard & Poor's incorporates to determine an agency's risk profile is capital adequacy analysis. This process involves adjusting an agency's equity for any risks and shortfalls it may have to cover in scenarios that include default or catastrophe, such as an earthquake. Standard & Poor's will evaluate an HFA's loans, contractual obligations and restrictions on equity to determine what assets would be available for the agency to honor its commitments or maintain the ratings on various bonds.

Standard & Poor's typically uses three principal ratios to measure an HFA's capital adequacy:

●	Adjusted unrestricted assets to total debt outstanding (leverage ratio),

●	Adjusted unrestricted assets to total GO debt outstanding (GO leverage ratio), and

●	GO debt exposure (GO debt to total debt outstanding).

Standard & Poor's adjusts an agency's unrestricted assets based on the level of reserves needed to support GO debt and surpluses available from secured bond resolutions that are available for transfer to the agency's general fund. The "adjusted" unrestricted assets position is then divided by total debt and GO debt (rating dependent) in order to gauge the level of assets available to all bondholders.

HFAs with an investment-grade ICR are expected to maintain a minimum leverage ratio of 4%, with available liquid assets equal to 2% of total loans outstanding.

GO debt exposure is a good measure of the potential dispersion of an agency's unrestricted assets in the event a call to the agency is required for debt service on GO debt. The ratio is derived by dividing GO debt (rating dependent) by total agency debt outstanding. Exposure is classified as low (0%-20%), moderate (21%-50%) and high (above 50%). Standard & Poor's is concerned with an increasing GO debt exposure ratio in conjunction with deterioration in unrestricted assets, as measured by the leverage ratios and the GO debt leverage ratio.

Asset quality

In light of the fact that HFAs cannot levy taxes or raise user fees, the assessment of asset quality, in tandem with earnings quality, is of paramount importance in determining an appropriate ICR. This is important even for HFAs that have no GO debt outstanding. Many HFAs have built up considerable equity in their general funds and bond programs and have significant control of these assets. In order to determine the likelihood of asset accumulation over time and the likelihood of availability, Standard & Poor's evaluates the quality of the agency's mortgage collateral, focusing on portfolio size, dwelling type, loan types, payment characteristics, mortgage insurance and guarantees, loan underwriting criteria, and location. The agency's loan portfolio performance is measured against comparable agency and Mortgage Bankers Association (MBA) delinquency statistics to determine relative performance, and historical losses are measured to determine the effect on net assets.

Standard & Poor's also evaluates the quality of the agency's investment portfolio. In many instances, investments make up a significant portion of an agency's asset base. In general, Standard & Poor's analysis focuses on the investment of net assets, restricted and unrestricted, as well as bond funds. The amount of funds being invested, who manages the money, how daily investment decisions are made, and the guidelines that are in place are reviewed. Principal protection and liquidity should be the primary goals of an HFA's investment policy.

Standard & Poor's must feel comfortable that a municipal issuer, such as an HFA, has specific guidelines and systems in place to manage its exposure to derivative products and interest rate volatility.

Standard & Poor's will evaluate an HFA's investments in intergovernmental pools to determine credit quality. These investments can further the goal of principal protection and liquidity if they are prudently managed and consist of high quality securities among other things.

Debt levels

Since HFAs are generally highly leveraged entities, an agency's GO debt philosophy as it relates to the other ICR rating factors is a crucial determinant of credit quality. If an HFA serves as a conduit and issues limited or special obligation bonds backed only by mortgages, risk associated with debt repayment is unlikely to pose risk to the HFA's unrestricted assets. In cases when an agency pledges its general obligation as ultimate credit support, risk to the agency is potentially increased. This will be particularly true if the HFA is issuing GO bonds to finance non-earning assets. Standard & Poor's refers to this risk as GO debt exposure. This exposure may be quantified through the GO debt exposure ratio as discussed above. Another factor is the agency's exposure to interest rate and other risks through the issuance of variable rate debt and hedging instruments. Standard & Poor's Debt Derivative Profile (DDP) evaluates an issuer's risks related to debt-associated derivatives. A discussion of the methodology is included in the Municipal Swap Criteria.

Management and legislative mandate

Standard & Poor's assesses the operating performance of HFAs, focusing on organization, philosophy, strategies, and administrative procedures. Standard & Poor's assesses the continuity of management and the agency's ability to resolve difficult situations during its operating history. The agency's administrative capabilities, such as portfolio oversight, loan-servicing capability, planning procedures, and sophistication of technology, are key factors in evaluating management.

Next, financial management is considered through historical financial performance, as well as the experience and qualifications of financial personnel and overall management. Although some aspects of financial management, such as cash flow generation, may be contracted out, effective management includes active review and oversight of all financial operations.

In evaluating an HFA's legislative mandate, Standard & Poor's needs to be assured that the long-term viability of the agency has the full support of public officials. Security of agency net assets and continued management autonomy are essential. In many instances, much of the initial funding for the agencies may have been provided by the state or locality, and key members of the agencies may be appointed by elected officials.

The key to this analysis is to identify detractors of the authority, if there are any, and find bipartisan support for the authority's programs. This can be demonstrated by a history of legislative approvals of annual budgets, special programs, additional funding, housing legislation, and so forth. Also, the autonomy of the management team, should be unaffected by gubernatorial and legislative elections. Strong agencies also anticipate the housing needs of the legislatures' constituents and continue to develop programs to address them.

Economy

Analysis of the state or local economic base includes evaluating the impact of changes in demand for housing, the impact of changing regulatory and legislative environment for low- and moderate-income housing, and the dependence on specific industries and how that may affect the agency's mortgage portfolio.

Housing in larger states with more diverse economies is less affected by economic trends than housing in smaller geographic regions. Therefore, the critical factors will vary based upon the region in which the HFA operates.

Key Financial Ratios

The following are some of the ratios Standard & Poor’s uses in analyzing the financial performance and earnings quality of state HFAs.  While many other ratios may be incorporated on a case-by-case basis, these ratios provide a benchmark for comparison among other state HFAs.

Profitability Ratios
Return on average assets is the most comprehensive measure of an agency’s performance.  However, when evaluating return on assets, it is necessary to examine both the amount and quality of the reported earnings.

Net interest income margin measures the most important source of quality earnings-net interest income.  The ratio is affected by the volume and type of earnings assets, as well as the cost of funds.  Key to continued profitability is an agency’s ability to manage its net interest margin.

Leverage Ratios
Adjusted unrestricted assets to total debt, adjusted unrestricted assets to total GO debt, total equity to total assets and total equity and reserves to total loans measure an agency’s capital base available to promote investor confidence and absorb operating deficiencies.

GO debt to total debt (GO debt exposure ratio) measures the extent to which an agency has leveraged its GO pledge.  It is a good indicator of the potential dispersion of an agency’s unrestricted assets to support GO debt.

Liquidity Ratios
Total loans to total assets and total investments to total assets measure an agency’s ability to access funds for short-term demands.

Asset Quality Ratios
Nonperforming assets to total loans, net charge-offs to nonperforming assets, loan-loss reserves to loans, and loan-loss reserves to non-performing assets measure the diversity and quality of an agency’s portfolio of earning assets.  Net charge-offs are an indication of the actual loss experiences of the mortgage portfolio, while loan-loss reserves should be adequate to absorb those losses.

APPENDIX C

STANDARD AND POOR’S DEBT RATINGS DEFINITIONS

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.